                                                                     EXHIBIT 4.4

================================================================================

                              DIAGEO FINANCE B.V.,

                                                                          Issuer





                                   DIAGEO PLC,

                                                                       Guarantor





                                       TO


                                 CITIBANK, N.A.,

                                                                         Trustee




                              ---------------------


                                    INDENTURE

                              Dated as of [o], 2003


                              ---------------------




                           Guaranteed Debt Securities

================================================================================

                               Diageo Finance B.V.
                                   Diageo plc
                 Certain Sections of this Indenture relating to
                   Sections 310 through 318, inclusive, of the
                          Trust Indenture Act of 1939:

Trust Indenture                                                                                    Indenture
Act Section                                                                                         Section
---------------                                                                                    ---------
Section 310(a)(1)      ........................................................................  609
(a)(2)                 ........................................................................  609
(a)(3)                 ........................................................................  Not Applicable
(a)(4)                 ........................................................................  Not Applicable
(b)                    ........................................................................  608
                                                                                                 610
Section 311(a)         ........................................................................  613
(b)                    ........................................................................  613
Section 312(a)         ........................................................................  701
                                                                                                 702
(b)                    ........................................................................  702
(c)                    ........................................................................  702
Section 313(a)         ........................................................................  703
(b)                    ........................................................................  703
(c)                    ........................................................................  703
(d)                    ........................................................................  703
Section 314(a)         ........................................................................  704
(a)(4)                 ........................................................................  101
                                                                                                 1004
(b)                    ........................................................................  Not Applicable
(c)(1)                 ........................................................................  102
(c)(2)                 ........................................................................  102
(c)(3)                 ........................................................................  Not Applicable
(d)                    ........................................................................  Not Applicable
(e)                    ........................................................................  102
Section 315(a)         ........................................................................  601
(b)                    ........................................................................  602
(c)                    ........................................................................  601
(d)                    ........................................................................  601
(e)                    ........................................................................  514
Section 316(a)         ........................................................................  101
(a)(1)(A)              ........................................................................  502
                                                                                                 512
(a)(1)(B)              ........................................................................  513
(a)(2)                 ........................................................................  Not Applicable
                                                                                                 508
(c)                    ........................................................................  104
Section 317(a)(1)      ........................................................................  503
(a)(2)                 ........................................................................  1003
Section 318(a)         ........................................................................  107


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                                TABLE OF CONTENTS


                                   ----------

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RECITALS..................................................................................................1

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.  Definitions.................................................................................2
              Act.........................................................................................2
              Affiliate...................................................................................2
              Agent Member................................................................................2
              Authenticating Agent........................................................................2
              Authorized Newspaper........................................................................2
              Bearer Security.............................................................................2
              Board of Directors..........................................................................3
              Board Resolution............................................................................3
              Book-Entry Depositary.......................................................................3
              Book-Entry Interests........................................................................3
              Business Day................................................................................3
              Clearstream.................................................................................3
              Certification Date..........................................................................3
              Commission..................................................................................3
              Common Depositary...........................................................................3
              Corporate Trust Office......................................................................3
              Corporation.................................................................................4
              Coupon......................................................................................4
              Defaulted Interest..........................................................................4
              Depositary..................................................................................4
              DTC.........................................................................................4
              DTC Agreement...............................................................................4
              Encumbrance.................................................................................4
              Euroclear Operator..........................................................................4
              Event of Default............................................................................4
              Exchange Act................................................................................4
              Exchange Date...............................................................................4
              Expiration Date.............................................................................4
              Fungible Bearer Securities..................................................................4
              Global Registered Security..................................................................4
              Global Security.............................................................................4
              Guarantees..................................................................................4
              Guarantor...................................................................................4

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
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              Holder......................................................................................4
              Indenture...................................................................................4
              Interest....................................................................................5
              Interest Payment Date.......................................................................5
              Investment Company Act......................................................................5
              Issuer......................................................................................5
              Maturity....................................................................................5
              Non-Fungible Bearer Securities..............................................................5
              Notice of Default...........................................................................5
              Officers' Certificate.......................................................................5
              Opinion of Counsel..........................................................................5
              Order.......................................................................................5
              Original Issue Discount Security............................................................5
              Outstanding.................................................................................5
              Paying Agent................................................................................6
              Permanent Global Bearer Security............................................................6
              Person......................................................................................6
              Place of Payment............................................................................6
              Predecessor Security........................................................................7
              Principal Property..........................................................................7
              Redemption Date.............................................................................7
              Redemption Price............................................................................7
              Registered Security.........................................................................7
              Regular Record Date.........................................................................7
              Responsible Officer.........................................................................7
              Restricted Subsidiary.......................................................................7
              Securities..................................................................................7
              Securities Act..............................................................................8
              Securities Depositary Agreement.............................................................8
              Security Register and Security Registrar....................................................8
              Special Record Date.........................................................................8
              Stated Maturity.............................................................................8
              Subsidiary..................................................................................8
              Temporary Global Bearer Security............................................................8
              Trustee.....................................................................................8
              Trust Indenture Act.........................................................................8
              United States...............................................................................8
              U.S. Government Obligations.................................................................8
              Vice President..............................................................................9

Section 102.  Compliance Certificates and Opinions........................................................9
Section 103.  Form of Documents Delivered to Trustee......................................................9
Section 104.  Acts of Holders of Securities; Record Dates................................................10
Section 105.  Notices, Etc., to Trustee, Issuer and Guarantor............................................12
Section 106.  Notice to Holders of Securities; Waiver....................................................12
Section 107.  Language of Notices, Etc...................................................................13
Section 108.  Conflict with Trust Indenture Act..........................................................13



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
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
Section 109.  Effect of Headings and Table of Contents...................................................14
Section 110.  Successors and Assigns.....................................................................14
Section 111.  Separability Clause........................................................................14
Section 112.  Benefits of Indenture......................................................................14
Section 113.  Governing Law..............................................................................14
Section 114.  Saturdays, Sundays and Legal Holidays......................................................14
Section 115.  Appointment of Agent for Service...........................................................14

                                   ARTICLE TWO

                          SECURITY AND GUARANTEE FORMS

Section 201.  Forms Generally............................................................................16
Section 202.  Form of Global Security....................................................................17
Section 203.  [Form of Reverse of Global Security].......................................................19
Section 204.  Form of Registered Security................................................................25
Section 205.  [Form of Reverse of Registered Security]...................................................26
Section 206.  Form of Bearer Security....................................................................32
Section 207.  [Form of Reverse of Bearer Security].......................................................34
Section 208.  Form of Coupon.............................................................................40
Section 209.  Form of Legend for Global Registered Securities............................................42
Section 210.  Form of Trustee's Certificate of Authentication............................................42
Section 211.  Guarantee by Guarantor; Form of Guarantee..................................................42

                                  ARTICLE THREE

                          THE SECURITIES AND GUARANTEES

Section 301.  Amount Unlimited; Issuable in Series.......................................................46
Section 302.  Denominations..............................................................................49
Section 303.  Execution, Authentication, Delivery and Dating.............................................49
Section 304.  Temporary Securities.......................................................................51
Section 305.  Registration, Registration of Transfer and Exchange........................................52
Section 306.  Mutilated, Destroyed, Lost and Stolen Securities and Coupons...............................57
Section 307.  Payment of Interest; Interest Rights Preserved.............................................58
Section 308.  Persons Deemed Owners......................................................................59
Section 309.  Cancellation...............................................................................59
Section 310.  Computation of Interest....................................................................60
Section 311.  CUSIP Numbers..............................................................................60
Section 312.  Forms of Certification.....................................................................60



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                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 401.  Satisfaction and Discharge of Indenture....................................................64
Section 402.  Application of Trust Money.................................................................65
Section 403.  Defeasance and Discharge of Securities of any Series.......................................65

                                  ARTICLE FIVE

                                    REMEDIES

Section 501.  Events of Default..........................................................................67
Section 502.  Acceleration of Maturity; Rescission and Annulment.........................................68
Section 503.  Collection of Indebtedness and Suits for Enforcement by Trustee............................69
Section 504.  Trustee May File Proofs of Claim...........................................................69
Section 505.  Trustee May Enforce Claims Without Possession of Securities................................70
Section 506.  Application of Money Collected.............................................................70
Section 507.  Limitation on Suits........................................................................70
Section 508.  Unconditional Right of Holders to Receive Principal, Premium and
              Interest and to Convert....................................................................71
Section 509.  Restoration of Rights and Remedies.........................................................71
Section 510.  Rights and Remedies Cumulative.............................................................71
Section 511.  Delay or Omission Not Waiver...............................................................72
Section 512.  Control by Holders of Securities...........................................................72
Section 513.  Waiver of Past Defaults....................................................................72
Section 514.  Undertaking for Costs......................................................................73
Section 515.  Waiver of Stay or Extension Laws...........................................................73

                                   ARTICLE SIX

                                   THE TRUSTEE

Section 601.  Certain Duties and Responsibilities........................................................74
Section 602.  Notice of Defaults.........................................................................74
Section 603.  Certain Rights of Trustee..................................................................74
Section 604.  Not Responsible for Recitals or Issuance of Securities.....................................75
Section 605.  May Hold Securities........................................................................75
Section 606.  Money Held in Trust........................................................................75
Section 607.  Compensation and Reimbursement.............................................................76
Section 608.  Conflicting Interests......................................................................76
Section 609.  Corporate Trustee Required; Eligibility....................................................76
Section 610.  Resignation and Removal; Appointment of Successor..........................................76
Section 611.  Acceptance of Appointment by Successor.....................................................78


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
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
Section 612.  Merger, Conversion, Consolidation or Succession to Business................................79
Section 613.  Preferential Collection of Claims Against Issuer or Guarantor..............................79
Section 614.  Appointment of Authenticating Agent........................................................79

                                  ARTICLE SEVEN

         HOLDERS' LISTS AND REPORTS BY TRUSTEE, ISSUER AND THE GUARANTOR

Section 701.  Issuer and Guarantor to Furnish Trustee Names and Addresses of Holders.....................81
Section 702.  Preservation of Information; Communications to Holders.....................................81
Section 703.  Reports by Trustee.........................................................................81
Section 704.  Reports by Issuer and Guarantor............................................................82
Section 705.  Calculation of Original Issue Discount.....................................................82

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.  Issuer or Guarantor May Consolidate, Etc., Only on Certain Terms...........................83
Section 802.  Successor Substituted......................................................................84
Section 803.  Assumption by Guarantor or Subsidiary of Issuer's Obligations..............................84

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 901.  Supplemental Indentures Without Consent of Holders.........................................87
Section 902.  Supplemental Indentures with Consent of Holders............................................88
Section 903.  Execution of Supplemental Indentures.......................................................89
Section 904.  Effect of Supplemental Indentures..........................................................89
Section 905.  Conformity with Trust Indenture Act........................................................89
Section 906.  Reference in Securities to Supplemental Indentures.........................................89

                                   ARTICLE TEN

                                    COVENANTS

Section 1001. Payment of Principal, Premium and Interest.................................................91
Section 1002. Maintenance of Office or Agency............................................................91
Section 1003. Money for Securities Payments to Be Held in Trust..........................................92
Section 1004. Additional Amounts.........................................................................93


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
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Section 1005. Statement by Members of Board of Directors or Officers as to Default.......................94
Section 1006. Existence..................................................................................95
Section 1007. Maintenance of Properties..................................................................95
Section 1008. Payment of Taxes and Other Claims..........................................................95
Section 1009. Limitation on Liens........................................................................95
Section 1010. Limitation on Sales and Leasebacks.........................................................97
Section 1011. Waiver of Certain Covenants................................................................98

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 1101. Applicability of Article...................................................................99
Section 1102. Election to Redeem; Notice to Trustee......................................................99
Section 1103. Selection by Trustee of Securities to Be Redeemed..........................................99
Section 1104. Notice of Redemption......................................................................100
Section 1105. Deposit of Redemption Price...............................................................100
Section 1106. Securities Payable on Redemption Date.....................................................100
Section 1107. Securities Redeemed in Part...............................................................101
Section 1108. Optional Redemption Due to Changes in Tax Treatment.......................................101

                                 ARTICLE TWELVE

                                  SINKING FUNDS

Section 1201. Applicability of Article..................................................................103
Section 1202. Satisfaction of Sinking Fund Payments with Securities.....................................103
Section 1203. Redemption of Securities for Sinking Fund.................................................103

                                ARTICLE THIRTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

Section 1301. Purposes for Which Meetings May Be Called.................................................103
Section 1302. Call, Notice and Place of Meetings........................................................104
Section 1303. Persons Entitled to Vote at Meetings......................................................104
Section 1304. Quorum; Action............................................................................104
Section 1305. Determination of Voting Rights; Conduct and Adjournment of Meetings.......................105
Section 1306. Counting Votes and Recording Action of Meetings...........................................105

       INDENTURE, dated as of [o], 2003, among DIAGEO FINANCE B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under Dutch law having its corporate seat in Amsterdam, the Netherlands (the "Issuer"), having its principal offices at Molenwerf 10-12, 1014 BG Amsterdam, the Netherlands, DIAGEO PLC, a public limited company incorporated under the laws of England and Wales (the "Guarantor"), having its principal office at 8 Henrietta Place, London W1M 9AG, England, and CITIBANK, N.A., a national banking association duly organized and existing under the laws of the United States of America, as Trustee hereunder (herein called the "Trustee").

                                    RECITALS

       The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

       The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the Guarantees by it with respect to the Securities as set forth in this Indenture.

       All things necessary to make this Indenture a valid agreement of the Issuer and the Guarantor, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

       For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Securities, as follows:

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101. Definitions.

       For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

              (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

              (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

              (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United Kingdom at the date of such computation and as applied by the Guarantor; and

              (4) Unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

              (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

       "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

       "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

       "Agent Member" means a member of, or participant in, DTC.

       "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

       "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

       "Bearer Security" means any Security issued in the form set forth in
Section 204 or established pursuant to Section 201 which is payable to bearer.

       "Board of Directors", when used with reference to the Issuer, means its management board, or when used with reference to the Guarantor, the board of directors, or any committee of such board of the Issuer or the Guarantor, as the case may be, duly authorized to act for such board hereunder.

       "Board Resolution", when used with reference to the Issuer, means a copy of a resolution certified by any two members of the Board of Directors or, when used with reference to the Guarantor, means a copy of a resolution certified by any member of the Board of Directors or the Secretary or the Assistant Secretary, or, in each case, any person duly appointed by the Board of Directors to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and in each case delivered to the Trustee.

       "Book-Entry Depositary" means, with respect to Securities issuable or issued in whole or in part in the form of one or more Global Securities, the Person, if any, appointed as agent by the Issuer under the Securities Depositary Agreement dated as of [o], 2003 (the "Securities Depositary Agreement") for the sole purposes of maintaining records in which it shall record the ownership, transfer and increases or decreases in the principal amount of certificateless depositary interests in registered form ("Book-Entry Interests") representing a 100% interest in a Global Security (or a successor Book-Entry Depositary), and if at any time there is more than one such Person, "Book-Entry Depositary" as used with respect to the Securities shall mean the respective Book-Entry Depositary with respect to particular Securities.

       "Book-Entry Interests" has the meaning specified in "Book-Entry Depositary" above.

       "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

       "Clearstream" means Clearstream Banking, Societe Anonyme.

       "Certification Date" shall mean with respect to Securities of any series
(i) if Bearer Securities of such series are not to be initially represented by a Temporary Global Bearer Security, the date of delivery of the definitive Bearer Security and (ii) if Bearer Securities of such series are initially represented by a Temporary Global Bearer Security, the earlier of (A) the Exchange Date with respect to Securities of such Series and (B) if the first Interest Payment Date with respect to Securities of such series is prior to such Exchange Date, such Interest Payment Date.

       "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

       "Common Depositary" has the meaning specified in Section 304.

       "Corporate Trust Office" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 111 Wall Street, 14th Floor, New York, New York 10043, Attention: Corporate Agency and Trust Department, or such other address as the Trustee may designate from time to time by notice to the Holders, the Company and the Guarantor, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders, the Company and the Guarantor).

       "Corporation" means a corporation, association, company, joint-stock company or business trust.

       "Coupon" means any interest coupon appertaining to a Bearer Security.

       "Defaulted Interest" has the meaning specified in Section 307.

       "Depositary" means, with respect to Securities of any series issuable or issued in whole or in part in the form of one or more Global Registered Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

       "DTC" means The Depository Trust Company or its nominee.

       "DTC Agreement" has the meaning specified in Section 305(a).

       "Encumbrance" means any mortgage, pledge, security interest or lien.

       "Euroclear Operator" means Morgan Guaranty Trust Company of New York (Brussels office) as operator of the Euroclear system.

       "Event of Default" has the meaning specified in Section 501.

       "Exchange Act" means the United States Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

       "Exchange Date" has the meaning specified in Section 304.

       "Expiration Date" has the meaning specified in Section 104.

       "Fungible Bearer Securities" has the meaning specified in Section 305(a).

       "Global Registered Security" means a Registered Security that evidences all or part of the Securities of any series and bears the legend set forth in
Section 206 (or such legend as may be specified as contemplated by Section 301 for such Securities).

       "Global Security" means a Security evidencing all or part of the Securities of any series substantially in the form set forth in Section 202 hereof.

       "Guarantees" means any Guarantees of the Guarantor endorsed on Securities authenticated and delivered pursuant to this Indenture and shall include the form of Guarantee set forth in Section 208.

       "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

       "Holder" means (i) in the case of a Registered Security, a Person in whose name a Security is registered in the Security Register, (ii) in the case of a Global Security, the bearer thereof, (iii) in the case of a Bearer Security, the bearer thereof, and (iv) in the case of a coupon, the bearer thereof.

       "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by
Section 301.

       "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

       "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

       "Investment Company Act" means the United States Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

       "Issuer" means the Person named as "Issuer" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person. Issuer shall also mean any new issuer of Securities under this Indenture as contemplated by Section 901(1).

       "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

       "Non-Fungible Bearer Securities" has the meaning specified in Section 305(a).

       "Notice of Default" means a written notice of the kind specified in
Section 501(4).

       "Officers' Certificate" means a certificate delivered to the Trustee signed by any director or the Secretary or any person duly appointed in a Board Resolution of the Guarantor or, in the case of the Issuer, signed by any two members of the Board of Directors or by any other person duly authorized to sign Officers' Certificates by any two members of the Board of Directors. An officer signing an Officers' Certificate given pursuant to Section 1005 shall be the principal executive, financial or accounting officer of the Guarantor, or in the case of the Issuer, the executive, financial or accounting officer so designated by the Board of Directors.

       "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Issuer or the Guarantor, or other counsel acceptable to the Trustee.

       "Order" means a written request or order signed, in the case of the Issuer, in the name of the Issuer by any two members of the Board of Directors or any person duly appointed by a Board Resolution of the Issuer or, in the case of the Guarantor, in the name of the Guarantor by any director or the Secretary or any person duly appointed by the Board of Directors of the Guarantor, as the case may be, in each case delivered to the Trustee.

       "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

       "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

       (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

       (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent) for the Holders of such Securities and any coupons appertaining thereto; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

       (iii) Securities as to which Defeasance has been effected pursuant to
Section 403; and

       (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by
Section 301 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, (iii) if the principal amount payable at Stated Maturity of any Security is not determinable upon original issuance, the principal amount of such Security that shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by
Section 301, and (iv) Securities owned by the Issuer, the Guarantor or any other obligor upon the Securities or any Affiliate of the Issuer, the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer, the Guarantor or any other obligor upon the Securities or any Affiliate of the Issuer, the Guarantor or of such other obligor.

       "Paying Agent" means any Person authorized by the Issuer to pay the principal of or any premium or interest on any Securities on its behalf.

       "Permanent Global Bearer Security" has the meaning specified in Section 304.

       "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

       "Place of Payment" , when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

       "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be.

       "Principal Property" means any building, structure or other facility, together with the land upon which it is erected and fixtures comprising a part thereof, located in the United States or the United Kingdom, owned or leased by the Guarantor or any Restricted Subsidiary, the gross book value (without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 2% of consolidated shareholders' equity of the Guarantor, other than (i) any such building, structure or other facility or portion thereof which, in the opinion of the Board of Directors of the Guarantor, is not of material importance to the total business conducted by the Guarantor and its Subsidiaries as an entirety or (ii) any portion of any such property which, in the opinion of the Board of Directors of the Guarantor, is not of material importance to the use or operation of such property.

       "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

       "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

       "Registered Security", means any Security issued in the form set forth in Section 203 or established pursuant to Section 201 which is registered in the Security Register. A Global Registered Security is a Registered Security.

       "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 301.

       "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistance treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

       "Restricted Subsidiary" means any Subsidiary (i) substantially all of the physical properties of which are located, or substantially all the operations of which are conducted, within the United States or the United Kingdom and (ii) which owns a Principal Property; provided, however, that the term "Restricted Subsidiary" shall not include any Subsidiary which is principally engaged in leasing or in financing instalment receivables or which is principally engaged in financing the operations of the Guarantor and its consolidated Subsidiaries.

       "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

       "Securities Act" means the United States Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

       "Securities Depositary Agreement" has the meaning specified in "Book-Entry Depositary" above.

       "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

       "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of any series means a date fixed by the Trustee pursuant to Section 307.

       "Stated Maturity" , when used with respect to any Security or any instalment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such instalment of interest as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable.

       "Subsidiary" means a corporation in respect of which more than 50% of the outstanding voting stock or equity interest having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Guarantor or by one or more of its Subsidiaries, or by the Guarantor and one or more Subsidiaries.

       "Temporary Global Bearer Security" has the meaning specified in Section 304.

       "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

       "Trust Indenture Act" means the United States Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed (except as provided in Section 905); provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

       "United States" means the United States of America (including the States and the District of Columbia) and its possessions (including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

       "U.S. Government Obligations" means securities which are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

       "Vice President" , when used with respect to the Issuer or the Guarantor, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

Section 102. Compliance Certificates and Opinions.

       Upon any application or request by the Issuer or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Issuer or Guarantor shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by any two members of the Board of Directors of the Issuer or an officer of the Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

       Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

              (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103. Form of Documents Delivered to Trustee.

       In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

       Any certificate or opinion of any two members of the Board of Directors of the Issuer or an officer of the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such representatives know, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by any two members of the Board of Directors of the Issuer or an officer of the Guarantor stating that the information with respect to such factual matters is in the possession of the Issuer or the Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

       Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104. Acts of Holders of Securities; Record Dates.

       (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Thirteen or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Issuer and the Guarantor. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any person of a Security shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Issuer and the Guarantor, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1306.

       (b) The fact and date of the execution by any Person of any instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

       (c) The Issuer and the Guarantor may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Issuer and the Guarantor may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, or their duly designated proxies, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders, or duly designated proxies, of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Issuer or the Guarantor from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders, or their duly designated proxies, of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Issuer and the Guarantor, at their own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

       The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, or their duly designated proxies, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders, or their duly designated proxies, of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders, or their duly designated proxies, of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the expense of the Issuer and the Guarantor, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Issuer and the Guarantor in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

       With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party or parties hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date and, if an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party or parties hereto which set such record date shall be deemed to have designated the 180th day after such record date as the Expiration Date with respect thereto.

       Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents or proxies each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

       (d) The principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register. The principal amount and serial numbers of Global Securities and Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Global Securities or Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Global Securities or Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the person holding such Global Securities or Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee, the Issuer and the Guarantor may assume that such ownership of any Global Security or Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Global Security or Bearer Security is produced, or (2) such Global Security or Bearer Security is produced to the Trustee by some other Person, or (3) such Global Security or Bearer Security is surrendered in exchange for a Registered Security, or (4) such Global Security or Bearer Security is no longer Outstanding. The principal amount and serial numbers of Global Securities or Bearer Securities held by any Person, and the date of holding the same, may also be proved in any other manner which the Trustee deems sufficient.

       (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Issuer or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

       (f) The provisions of this Section 104 are subject to the provisions of
Section 1305.

Section 105. Notices, Etc., to Trustee, Issuer and Guarantor.

       Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders of Securities or other document provided for or permitted by this Indenture to be made upon, given or furnished to, or filed with,

              (1) the Trustee by any Holder of Securities or by the Issuer or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (or sent by facsimile and confirmed in writing) to or with the Trustee at its Corporate Trust Office,
       Attention: Corporate Agency and Trust, or

              (2) the Issuer or the Guarantor by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed (or sent by facsimile and confirmed in writing), in the case of the Issuer, international air mail postage prepaid and addressed to its principal office specified in the first paragraph of this instrument to the attention of its Secretary, or at any other address previously furnished in writing to the Trustee by the Issuer and, in the case of the Guarantor, international air mail postage prepaid and addressed to its principal office specified in the first paragraph of this instrument to the attention of its Secretary, or at any other address previously furnished in writing to the Trustee by the Guarantor.

Section 106. Notice to Holders of Securities; Waiver.

       Unless otherwise herein expressly provided, where this Indenture provides for notice to Holders of any event,

              (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice;

              (2) such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in London, England and in such other city or cities as may be specified in such Securities on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice; and

              (3) such notice shall be sufficiently given to Holders of Global Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Global Security affected by such event, at the address provided to the Trustee by the Holder thereof, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice.

       In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be given with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Global Securities or Holders of Bearer Securities given as provided herein.

       In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities or Holders of Global Securities given as provided herein

       In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Global Securities by mail, then such notification as shall be given with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Global Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Global Security shall affect the sufficiency of such notice with respect to other Holders of Global Securities or the sufficiency of any notice to Holders of Registered Securities or Holders of Bearer Securities given as provided herein.

       Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 107. Language of Notices, Etc.

       Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

Section 108. Conflict with Trust Indenture Act.

       If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 109. Effect of Headings and Table of Contents.

       The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 110. Successors and Assigns.

       All covenants and agreements in this Indenture by the Issuer or the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

Section 111. Separability Clause.

       In case any provision in this Indenture or in the Securities, coupons or the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 112. Benefits of Indenture.

       Nothing in this Indenture or in the Securities, coupons or the Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities and coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 113. Governing Law.

       This Indenture and the Securities, coupons and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York.

Section 114. Saturdays, Sundays and Legal Holidays.

       In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last day on which Holders have the right to convert their Securities shall not be a Business Day at any Place of Payment or conversion, then (notwithstanding any other provision of this Indenture or of the Securities or coupons (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) or conversion need not be made at such Place of Payment or conversion on such date, but may be made on the next succeeding Business Day at such Place of Payment or conversion with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or on such last day for conversion.

Section 115. Appointment of Agent for Service.

       By the execution and delivery of this Indenture, each of the Issuer and the Guarantor hereby appoints Diageo North America, Inc. as its agent upon which process may be served in any legal action or proceeding which may be instituted in any Federal or State court in the Borough of Manhattan, the City of New York, arising out of or relating to the Securities, the coupons, the Guarantees or this Indenture, but for that purpose only. Service of process upon such agent at the office of Diageo North

America, Inc. at Six Landmark Square, Stamford, Connecticut, 06901-2704, and written notice of said service to the Issuer or the Guarantor by the Person servicing the same addressed as provided by Section 105, shall be deemed in every respect effective service of process upon the Issuer or the Guarantor, respectively, in any such legal action or proceeding, and each of the Issuer and the Guarantor hereby submits to the nonexclusive jurisdiction of any such court in which any such legal action or proceeding is so instituted. Such appointment shall be irrevocable so long as the Holders of Securities or coupons shall have any rights pursuant to the terms thereof or of this Indenture until the appointment of a successor by the Issuer or the Guarantor with the consent of the Trustee and such successor's acceptance of such appointment. Each of the Issuer and the Guarantor further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of such agent or successor.

                                  ARTICLE TWO

                          SECURITY AND GUARANTEE FORMS

Section 201. Forms Generally.

       The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution of the Issuer or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the members of the Board of Directors executing such Securities, as evidenced by their execution thereof. If Temporary Global Bearer Securities or Permanent Global Bearer Securities are issued as permitted by Section 304, the form thereof shall be established as provided in the preceding sentence. If the forms of Securities or coupons of any series (or any such Temporary Global Bearer Security or Permanent Global Bearer Security) are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by any two members of the Board of Directors of the Issuer delivered to the Trustee at or prior to the delivery of the Order contemplated by Section 303 for the authentication and delivery of such Securities.

       The Guarantees by the Guarantor to be endorsed on the Securities of each series shall be in substantially the form set forth in Section 208, or in such other form as shall be established by or pursuant to a Board Resolution of the Guarantor, or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the directors or officers delivering such Guarantees, all as evidenced by such delivery.

       The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the members of the Board of Directors executing such Securities, as evidenced by their execution of such Securities.

Section 202. Form of Global Security.

             [Form of Face of Global Security]

             [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                               DIAGEO FINANCE B.V.

                               [Title of Security]
                    Payment of Principal[, Premium, if any,]
              and Interest Fully and Unconditionally Guaranteed by
                                   DIAGEO PLC

No.______________                                       CUSIP NO. ______________

       DIAGEO FINANCE B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under Dutch law and having its corporate seat in Amsterdam, the Netherlands (herein called the "Issuer", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to bearer upon presentation and surrender of this Security the principal sum of______________________ on ________________________________________ [if the
Security is to bear interest prior to Maturity, insert --, and to pay interest thereon from _____________, 20___ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on ____________ and ____________ in each year] [annually in arrears on ______________ in each year], commencing ___________, 20___, at the rate of
____% per annum, until the principal hereof is paid or made available for payment [if applicable, insert --, provided that any principal and premium, and any such instalment of interest, which is overdue shall bear interest at the rate of __% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand].] [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity, and in such case the overdue principal and any overdue premium shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), from the date such amounts are due until they are paid or made available for payment. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal or premium which is not so paid on demand shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on overdue interest shall be payable on demand.] [The Trustee shall act as Paying Agent with respect to the Securities of this series.]

       [The Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the bearer hereof as the owner of this Security for all purposes, whether or not this Security shall be overdue, and none of the Issuer, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.]

       [Title to this Security shall pass by delivery.]

       Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

       [All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.]

       Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

       IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated:

                                      DIAGEO FINANCE B.V.

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

[SEAL]

Attested:

By:
   ---------------------------------------
   Name:
   Title:

Section 203. [Form of Reverse of Global Security]

       This Security is one of a duly authorized issue of securities of the Issuer (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of [o], 2003 herein called the "Indenture" which term shall have the meaning assigned to it in such instrument), among the Issuer, Diageo plc, a public limited company incorporated under the laws of England and Wales (herein called the "Guarantor", which term includes any successor Person under the Indenture referred to herein), and Citibank, N.A., as Trustee (herein called the "Trustee", which term includes any other successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to U.S.$___________].

       [If applicable, insert -- The Securities of this series are subject to redemption [if applicable, insert -- (1) on ___________ in any year commencing with the year ______ and ending with the year ______ through operation of the sinking fund for this series at a Redemption Price equal to [insert formula for determining amount] (with the amount in excess of 100% of the principal amount being additional interest), and (2)] at any time [if applicable, insert -- on or after __________, 20____], as a whole or in part, at the election of the Issuer, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert -- on or before _______________, __%, and if redeemed] during the 12-month period beginning _____________ of the years indicated,

                      Redemption                                 Redemption
    Year               Price                Year                    Price
    ----               -----                ----                    -----




and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable only upon presentation and surrender of this Security (at an office or agency located outside the United States, except as herein provided otherwise).]

       [If applicable, insert -- The Securities of this series are subject to redemption (1) on ____________ in any year commencing with the year ____ and ending with the year ____, through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert -- on or after ____________, 20___], as a whole or in part, at the election of the Issuer, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount, with the amount in excess of 100% of the principal amount being additional interest) set forth in the table below: If redeemed during the 12-month period beginning ______________ of the years indicated,

                         Redemption Price
                          For Redemption            Redemption Price For
                         Through Operation          Redemption Otherwise
                              of the               Than Through Operation
         Year              Sinking Fund              of the Sinking Fund
         ----            -----------------         ----------------------



and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable only upon presentation and surrender of this Security (at an office or agency located outside the United States, except as herein provided otherwise).]

       [If applicable, insert -- Notwithstanding the foregoing, the Issuer may not, prior to _____________, redeem any Securities of this series as contemplated by [If applicable, insert -- Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Issuer (calculated in accordance with generally accepted financial practice) of less than _____% per annum.]

       [If applicable, insert -- The sinking fund for this series provides for the redemption on ____________ in each year beginning with the year ______ and ending with the year ______ of [if applicable, insert -- not less than U.S.$__________ ("mandatory sinking fund") and not more than] U.S.$_________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Issuer otherwise than through [if applicable, insert -- mandatory] sinking fund payments may be credited against subsequent [if applicable, insert -- mandatory] sinking fund payments otherwise required to be made [if applicable, insert -- in the inverse order in which they become due].]

       [If applicable, insert -- The Securities may be redeemed at the option of the Issuer or the Guarantor, in whole but not in part, upon not less than 30 nor more than 60 days' notice given as provided in the Indenture, at any time at a Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption if (a) as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority thereof or therein) in which the Issuer or the Guarantor is incorporated (or, in the case of a successor Person to the Issuer or the Guarantor, of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein) or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such jurisdiction or such political subdivision or taxing authority (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, execution or amendment becomes effective on or after __________ (or, in the case of a successor Person to the Issuer or the Guarantor, the date on which such successor Person became such pursuant to the applicable provisions of the Indenture) or (b) a result of any delivery or of any requirement to deliver definitive Registered Securities (having used all reasonable efforts to avoid having to issue such definitive Registered Securities) (i) the Issuer or the Guarantor (or such successor Person) is or would be required to pay additional amounts with respect to the Securities or the Guarantees, respectively, on the next succeeding Interest Payment Date as set forth below or in the Guarantee endorsed hereon or (ii) the Guarantor or any Subsidiary of the Guarantor is or would be required to deduct or withhold tax on any payment to the Issuer to enable the Issuer to make any payment of principal or interest in respect of the Securities and, in each case, the payment of such additional amounts in the case of (i) above or such deduction or withholding in the case of (ii) above cannot be avoided by the use of any reasonable measures available to the Issuer, the Guarantor or the Subsidiary.]

       [If applicable, insert -- The Securities may also be redeemed in whole but not in part upon not less than 30 nor more than 60 days' notice given as provided in the Indenture at any time at a Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption if the Person formed by a consolidation of the Issuer or the Guarantor or into which the Issuer or the Guarantor is merged or to which the Issuer or the Guarantor conveys, transfers or leases its properties and assets substantially as an entirety is required to pay a Holder additional amounts in respect of any tax, assessment or governmental charge imposed on any such Holder or required to be withheld or deducted from any payment to such Holder as a consequence of such consolidation, merger, conveyance, transfer or lease.]

       [If applicable, insert -- The Redemption Price of the Securities shall be equal to the applicable percentage of the principal amount at Stated Maturity set forth below:

         If Redemption During the                               Redemption
        12-Month Period Commencing                                Price
        --------------------------                              ----------



together with, in each case (except if the Redemption Date shall be a _____________), an amount equal to the applicable Redemption Price multiplied by a fraction the numerator of which is the number of days from but not including the preceding ________________ to and including the Redemption Date multiplied by the difference between the Redemption Price applicable during the 12 months beginning on the _________________ following the Redemption Date (or, in the case of a Redemption Date after ________________, 100%) and the Redemption Price applicable on the Redemption Date and the denominator of which is the total number of days from but not including the _________________ preceding the Redemption Date to and including the next succeeding _____________. The Issuer will also pay to each eligible Holder, or make available for payment to each such Holder, on the Redemption Date any additional interest (as set forth [on the face hereof or] in the Guarantee endorsed hereon) resulting from the payment of such Redemption Price.]

       [If applicable, insert -- The Redemption Price of the Securities either in the event of certain changes in the tax treatment or in an event of default would include, in addition to the face amount of the Security, an amount equal to the Original Issue Discount accrued since the issue date. Original Issue Discount (the difference between the Issue Price and the Principal Amount at Maturity of the Security), in the period during which a Security remains outstanding, shall accrue at ___% per annum, on a semi-annual bond equivalent basis using a 360-day year composed of twelve 30-day months, commencing on the Issue Date of this Security.]

       [If applicable, insert -- Notice of redemption will be given by mail to Holders of Securities, not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture.]

       [If applicable, insert -- If the Security is subject to redemption of any kind, insert -- In the event of redemption of this Security in part only, a new Security of this series and of like tenor for the unredeemed portion hereof will be issued to the bearer hereof upon the cancellation hereof.]

       [If applicable, insert -- The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer or the Guarantor with certain conditions set forth thereon, which provisions apply to this Security.]

       [If applicable, insert -- Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time after _________________, to convert this Security into [Describe Securities and conversion mechanics].]

       [If applicable, insert -- In the event of conversion of this Security in part only, a new Security or Securities of this series and of like tenor for the unconverted portion hereof will be issued to the Bearer hereof upon the cancellation hereof.]

       [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

       [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Issuer's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

       [If not applicable, delete -- If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Issuer is incorporated shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer under the Securities, the Issuer will pay to the Holder of this Security such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Issuer shall not be required to make any payment of additional amounts (i) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (ii) for or on account of:

              (1) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

              (2) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

              (3) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities;

              (4) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of this Security with a request of the Issuer addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

              (5) any combination of items (1), (2), (3) and (4) above;

nor shall additional amounts be paid (i) with respect to any payment in respect of any Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security or (ii) in the event that the obligation to pay additional amounts is the result of the issuance of definitive Registered Securities to a Holder of a Predecessor Security at such Holder's request upon the occurrence of an Event of Default and at the time payment is made definitive Registered Securities have not been issued in exchange for the entire principal amount of the Predecessor Securities. The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction is which any successor Person to the Issuer is organized, or any political subdivision or taxing authority thereof or therein.]

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

       As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, the Guarantee endorsed hereon, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal [(and premium, if any)] or [any] interest on this Security on or after the respective due dates expressed herein [If applicable, insert -- or to a suit instituted by the Holder hereof for the enforcement of the right to convert this Security in accordance with the Indenture].

       No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

       [No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.]

       The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

       All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


                                   SCHEDULE A

                          SCHEDULE OF PRINCIPAL AMOUNT

       The initial principal amount of this Security shall be $ . The following decreases/increases in the principal amount of this Security have been made:

Date of                                                      Total Principal Amount    Notation Made by
Decrease/           Decrease in          Increase in         Following such            or on Behalf of
Increase            Principal Amount     Principal Amount    Decrease/Increase         Trustee
----------          ----------------     ----------------    ----------------------    ----------------

----------          ----------------     ----------------    ----------------------    ----------------

----------          ----------------     ----------------    ----------------------    ----------------

----------          ----------------     ----------------    ----------------------    ----------------

----------          ----------------     ----------------    ----------------------    ----------------

Section 204. Form of Registered Security.

             [Form of Face of Registered Security]

             [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                               DIAGEO FINANCE B.V.

                               [Title of Security]
                    Payment of Principal[, Premium, if any,]
              and Interest Fully and Unconditionally Guaranteed by
                                   DIAGEO PLC

No.______________                                       CUSIP NO. ______________

       DIAGEO FINANCE B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under Dutch law and having its corporate seat in Amsterdam, the Netherlands (herein called the "Issuer", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________________________________________, or registered assigns, the principal sum of ____________________ on
_______________________________________________________ [if the Security is to
bear interest prior to Maturity, insert --, and to pay interest thereon from _____________, 20___ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on ____________ and ____________ in each year] [annually in arrears on
______________ in each year], commencing ___________, 20___, at the rate of
____% per annum, until the principal hereof is paid or made available for payment [if applicable, insert --, provided that any principal and premium, and any such instalment of interest, which is overdue shall bear interest at the rate of __% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _______ [or _______] (whether or not a Business Day)[, as the case may be,] next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

       [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity, and in such case the overdue principal and any overdue premium shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), from the date such amounts are due until they are paid or made available for payment. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal or premium which is not so paid on demand shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on overdue interest shall be payable on demand.]

       Payment of the principal of [(and premium, if any)] and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in ____________, in [such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts] [If Security is denominated and payable in United States dollars insert currency and method of payment] [if applicable, insert -- ; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

       Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

       [All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.]

       Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

       IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated:

                                        DIAGEO FINANCE B.V.

                                        By
                                          --------------------------------------
                                          Name:
                                          Title:


                                        By
                                          --------------------------------------
                                          Name:
                                          Title:

Section 205. [Form of Reverse of Registered Security]

       This Security is one of a duly authorized issue of securities of the Issuer (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of [o], 2003

(herein called the "Indenture" which term shall have the meaning assigned to it in such instrument), among the Issuer, Diageo plc, a public limited company incorporated under the laws of England and Wales (herein called the "Guarantor", which term includes any successor Person under the Indenture referred to herein), and Citibank, N.A., as Trustee (herein called the "Trustee", which term includes any other successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to U.S.$___________].

       [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert --
(1) on ___________ in any year commencing with the year ______ and ending with the year ______ through operation of the sinking fund for this series at a Redemption Price equal to [insert formula for determining amount] (with the amount in excess of 100% of the principal amount being additional interest), and
(2)] at any time [if applicable, insert -- on or after __________, 20____], as a whole or in part, at the election of the Issuer, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert -- on or before _______________, __%, and if redeemed] during the 12-month period beginning _____________ of the years indicated,

                        Redemption                          Redemption
       Year               Price             Year              Price
       ----             ----------          ----            ----------



and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

       [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ____________ in any year commencing with the year ____ and ending with the year ____, through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert -- on or after ____________, 20___], as a whole or in part, at the election of the Issuer, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount, with the amount in excess of 100% of the principal amount being additional interest) set forth in the table below: If redeemed during the 12-month period beginning ______________ of the years indicated,

                              Redemption Price
                               For Redemption           Redemption Price For
                              Through Operation         Redemption Otherwise
                                   of the              Than Through Operation
          Year                  Sinking Fund            of the Sinking Fund
          ----                -----------------        ----------------------



and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

       [If applicable, insert -- Notwithstanding the foregoing, the Issuer may not, prior to _____________, redeem any Securities of this series as contemplated by [If applicable, insert -- Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Issuer (calculated in accordance with generally accepted financial practice) of less than _____% per annum.]

       [If applicable, insert -- The sinking fund for this series provides for the redemption on ____________ in each year beginning with the year ______ and ending with the year ______ of [if applicable, insert -- not less than U.S.$__________ ("mandatory sinking fund") and not more than U.S.$_________] aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Issuer otherwise than through [if applicable, insert -- mandatory] sinking fund payments may be credited against subsequent [if applicable, insert -- mandatory] sinking fund payments otherwise required to be made [if applicable, insert -- in the inverse order in which they become due].]

       [If applicable, insert -- The Securities may be redeemed at the option of the Issuer or the Guarantor, in whole but not in part, upon not less than 30 nor more than 60 days' notice given as provided in the Indenture, at any time at a Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption if (a) as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority thereof or therein) in which the Issuer or the Guarantor is incorporated (or in the case of a successor Person to the Issuer or the Guarantor, of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein) or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such jurisdiction or such political subdivision or taxing authority (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, execution or amendment becomes effective on or after ____________ (or, in the case of a successor Person to the Issuer or the Guarantor, the date on which such successor Person became such pursuant to the applicable provision of the Indenture) or (b) as a result of any delivery or of any requirement to deliver definitive Registered Securities (having used all reasonable efforts to avoid having to issue such definitive Registered Securities), (i) the Issuer or the Guarantor (or such successor Person) is or would be required to pay additional amounts with respect to the Securities or the Guarantees, respectively, on the next succeeding Interest Payment Date as set forth below or in the Guarantee endorsed hereon or (ii) the Guarantor or any Subsidiary of the Guarantor is or would be required to deduct or withhold tax on any payment to the Issuer to enable the Issuer to make any payment of principal or interest in respect of the Securities and, in each case, the payment of such additional amounts in the case of (i) above or such deduction or withholding in the case of (ii) above cannot be avoided by the use of any reasonable measures available to the Issuer, the Guarantor or the Subsidiary.]

       [If applicable, insert -- The Securities may also be redeemed in whole but not in part upon not less than 30 nor more than 60 days' notice given as provided in the Indenture at any time at a

Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption if the Person formed by a consolidation of the Issuer or the Guarantor or into which the Issuer or the Guarantor is merged or to which the Issuer or the Guarantor conveys, transfers or leases its properties and assets substantially as an entirety is required to pay a Holder additional amounts in respect of any tax, assessment or governmental charge imposed on any such Holder or required to be withheld or deducted from any payment to such Holder as a consequence of such consolidation, merger, conveyance, transfer or lease.]

       [If applicable, insert -- the Redemption Price of the Securities shall be equal to the applicable percentage of the principal amount at Stated Maturity set forth below:

         If Redemption During the                     Redemption
        12-Month Period Commencing                      Price
        --------------------------                      -----



together with, in each case (except if the Redemption Date shall be a _____________), an amount equal to the applicable Redemption Price multiplied by a fraction the numerator of which is the number of days from but not including the preceding ________________ to and including the Redemption Date multiplied by the difference between the Redemption Price applicable during the 12 months beginning on the _________________ following the Redemption Date (or, in the case of a Redemption Date after ________________, 100%) and the Redemption Price applicable on the Redemption Date and the denominator of which is the total number of days from but not including the _________________ preceding the Redemption Date to and including the next succeeding _____________. The Issuer will also pay to each eligible Holder, or make available for payment to each such Holder, on the Redemption Date any additional interest (as set forth [on the face hereof or] in the Guarantee endorsed hereon) resulting from the payment of such Redemption Price.]

       [If applicable insert -- The Redemption Price of the Securities either in the event of certain changes in the tax treatment or in an event of default would include, in addition to the face amount of the Security, an amount equal to the Original Issue Discount accrued since the issue date. Original Issue Discount (the difference between the Issue Price and the Principal Amount at Maturity of the Security), in the period during which a Security remains outstanding, shall accrue at ___% per annum, on a semi-annual bond equivalent basis using a 360-day year composed of twelve 30-day months, commencing on the Issue Date of this Security.]

       [If applicable insert -- Notice of redemption will be given by mail to Holders of Securities, not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture.]

       [If the Security is subject to redemption of any kind, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

       [If applicable, insert -- The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer or the Guarantor with certain conditions set forth thereon, which provisions apply to this Security.]

       [If applicable, insert -- Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time after _________________, to convert this Security into [Describe Securities and conversion mechanics].]

       [If applicable, insert -- In the event of conversion of this Security in part only, a new Security or Securities of this series and of like tenor for the unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

       [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

       [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Issuer's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

       [If not applicable, delete -- If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Issuer is incorporated shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer under the Securities, the Issuer will pay to the Holder of this Security, such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Issuer shall not be required to make any payment of additional amounts (i) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (ii) for or on account of:

              (1) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

              (2) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

              (3) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities;

              (4) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of this Security with a request of the Issuer addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

              (5) any combination of items (1), (2), (3) and (4) above;

nor shall additional amounts be paid (i) with respect to any payment in respect of any Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security or (ii) in the event that the obligation to pay additional amounts is the result of the issuance of definitive Registered Securities to a Holder of a Predecessor Security at such Holder's request upon the occurrence of an Event of Default and at the time payment is made definitive Registered Securities have not been issued in exchange for the entire principal amount of the Predecessor Securities. The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Issuer is organized, or any political subdivision or taxing authority thereof or therein.]

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuer or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

       As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, the Guarantee endorsed hereon, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal [(and premium, if any)] or [any] interest on this Security on or after the respective due dates expressed herein [If applicable insert -- or to a suit instituted by the Holder hereof for the enforcement of the right to convert this Security in accordance with the Indenture]

       No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

       [Insert if only Registered Securities may be issued -- The Securities of this series are issuable only in registered form without coupons in denominations of ________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.]

       [Insert if Securities of the series may be in registered or bearer form -- Title to Bearer Securities and coupons shall pass by delivery. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Registered Securities is registrable in the Security Register, upon surrender of a Registered Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on a Registered Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Registered Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.]

       No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       Prior to due presentment of this Security for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Issuers, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

       The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

       All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 206. Form of Bearer Security.

       [Form of Face of Bearer Security]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE

LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE
CODE.

       [Insert any other legend required by the Internal Revenue Code and the regulations thereunder.]

                               DIAGEO FINANCE B.V.
                               [Title of Security]
                    Payment of Principal[, Premium, if any,]
              and Interest Fully and Unconditionally Guaranteed by
                                   DIAGEO PLC

No. ____________

       DIAGEO FINANCE B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under Dutch law and having its corporate seat in Amsterdam, the Netherlands (herein called the "Issuer", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to bearer upon presentation and surrender of this Security the principal sum of______________________ on ________________________________________ [if the
Security is to bear interest prior to Maturity, insert --, and to pay interest thereon from _____________, 20___ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on ____________ and ____________ in each year] [annually in arrears on ______________ in each year], commencing ___________, 20___, at the rate of
____% per annum, until the principal hereof is paid or made available for payment [if applicable, insert --, provided that any principal and premium, and any such instalment of interest, which is overdue shall bear interest at the rate of __% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand].] [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity, and in such case the overdue principal and any overdue premium shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), from the date such amounts are due until they are paid or made available for payment. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal or premium which is not so paid on demand shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on overdue interest shall be payable on demand.] Such payments [(including premium, if any)] shall be made, subject to any laws or regulations applicable thereto and to the right of the Issuer (limited as provided in the Indenture) to rescind the designation of any such Paying Agent, at the [main] offices of _______, in ______, in ______, ______ in _______, ______ in ________ and _______ in _______, or at such other offices or agencies outside the United States (as defined below) as the Issuer may designate, at the option of the Holder, by United States dollar check drawn on a bank in The City of New York or by transfer of United States dollars to an account maintained by the payee with a bank located outside the United States] [If Security is denominated and payable other than in United States dollars insert currency and method of payment]. [If Security is to bear interest prior to maturity] Interest in this Security due on or before Maturity shall be payable only upon presentation and surrender at such an office or agency of the interest coupons hereto attached as they severally mature.] No payment of principal of [, premium, if any] or interest on, this Security shall be made at any office or agency of the Issuer in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States [If Security is denominated and payable in United States dollars, insert --; provided, however, that payment of principal of [(and premium, if any)] and [if applicable, insert -- any such] interest on this Security shall be made at the office of the Issuer's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in United States dollars of the full amount of such principal, [premium, if any,] or interest as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Issuer in accordance with the Indenture is illegal or effectively precluded by exchange controls or other similar restrictions on the full repayment or receipt of such amounts in United States dollars, as determined by the Issuer .]

       Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

       [All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.]

       Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

       IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated:

                                      DIAGEO FINANCE B.V.

                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:


                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:

Section 207. [Form of Reverse of Bearer Security]

       This Security is one of a duly authorized issue of securities of the Issuer (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of [!], 2003 herein called the "Indenture" which term shall have the meaning assigned to it in such instrument), among the Issuer, Diageo plc, a public limited company incorporated under the laws of England and Wales (herein called the "Guarantor", which term includes any successor Person under the Indenture referred to herein), and Citibank, N.A., as Trustee (herein called the "Trustee", which term includes any other successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to U.S.$___________]. The Securities of this series are issuable as Bearer Securities, with interest coupons attached, in the denomination of U.S. $ ______ [, and as Registered Securities, without coupons, in denominations of U.S. $ ________ and any integral multiple thereof]. [As provided in the Indenture and subject to certain limitations therein set forth, Bearer Securities and Registered Securities of this series are exchangeable for a like aggregate principal amount of Registered Securities of this series and of like tenor of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Security or Securities to be exchanged, with all unmatured coupons and all matured coupons in default thereto appertaining, at any office or agency described below where Registered Securities of this series may be presented for registration of transfer; provided, however, that Bearer Securities surrendered in exchange for Registered Securities between a Record Date and the relevant Interest Payment Date shall be surrendered without the coupon relating to such Interest Payment Date. Bearer Securities may not be issued in exchange for Registered Securities.]

       [If applicable, insert -- The Securities of this series are subject to redemption [if applicable, insert -- (1) on ___________ in any year commencing with the year ______ and ending with the year ______ through operation of the sinking fund for this series at a Redemption Price equal to [insert formula for determining amount] (with the amount in excess of 100% of the principal amount being additional interest), and (2)] at any time [if applicable, insert -- on or after __________, 20____], as a whole or in part, at the election of the Issuer, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert -- on or before _______________, __%, and if redeemed] during the 12-month period beginning _____________ of the years indicated,

                            Redemption                         Redemption
        Year                  Price               Year           Price
        ----                  -----               ----           -----




and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable only upon presentation and surrender of coupons for such interest (at an office or agency located outside the United States, except as herein provided otherwise).]

       [If applicable, insert -- The Securities of this series are subject to redemption (1) on ____________ in any year commencing with the year ____ and ending with the year ____, through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert -- on or after ____________, 20___], as a whole or in part, at the election of the Issuer, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount, with the amount in excess of 100% of the principal amount being additional interest) set forth in the table below: If redeemed during the 12-month period beginning ______________ of the years indicated,

                             Redemption Price
                             For Redemption           Redemption Price For
                           Through Operation          Redemption Otherwise
                                of the               Than Through Operation
          Year               Sinking Fund              of the Sinking Fund
          ----               ------------              -------------------



and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable only upon presentation and surrender of coupons for such interest (at an office or agency located outside the United States, except as herein provided otherwise).]

       [If applicable, insert -- Notwithstanding the foregoing, the Issuer may not, prior to _____________, redeem any Securities of this series as contemplated by [If applicable, insert -- Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Issuer (calculated in accordance with generally accepted financial practice) of less than _____% per annum.]

       [If applicable, insert -- The sinking fund for this series provides for the redemption on ____________ in each year beginning with the year ______ and ending with the year ______ of [if applicable, insert -- not less than U.S.$__________ ("mandatory sinking fund") and not more than] U.S.$_________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Issuer otherwise than through [if applicable, insert -- mandatory] sinking fund payments may be credited against subsequent [if applicable, insert -- mandatory] sinking fund payments otherwise required to be made [if applicable, insert -- in the inverse order in which they become due].]

       [If applicable, insert -- The Securities may be redeemed at the option of the Issuer or the Guarantor, in whole but not in part, upon not less than 30 nor more than 60 days' notice given as provided in the Indenture, at any time at a Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption if (a) as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority thereof or therein) in which the Issuer or the Guarantor is incorporated (or, in the case of a successor Person to the Issuer or the Guarantor, of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein) or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such jurisdiction or such political subdivision or taxing authority (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, execution or amendment becomes effective on or after ___________ (or, in the case of a successor Person to the Issuer or the Guarantor, the date on which such successor Person became such pursuant to the applicable provisions of the Indenture) or (b) a result of any delivery or of any requirement to deliver definitive Registered Securities (having used all reasonable efforts to avoid having to issue such definitive Registered Securities) (i) the Issuer or the Guarantor (or such successor Person) is or would be required to pay additional amounts with respect to the Securities, coupons or the Guarantees on the next succeeding Interest Payment Date as set forth below or in the Guarantee endorsed hereon or (ii) the Guarantor or any Subsidiary of the Guarantor is or would be required to deduct or withhold tax on any payment to the Issuer to enable the Issuer to make any payment of principal or interest in respect of the Securities or coupons and, in each case, the payment of such additional amounts in the case of (i) above or such deduction or withholding in the case of (ii) above cannot be avoided by the use of any reasonable measures available to the Issuer, the Guarantor or the Subsidiary.]

       [If applicable, insert -- The Securities may also be redeemed in whole but not in part upon not less than 30 nor more than 60 days' notice given as provided in the Indenture at any time at a Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption if the Person formed by a consolidation of the Issuer or the Guarantor or into which the Issuer or the Guarantor is merged or to which the Issuer or the Guarantor conveys, transfers or leases its properties and assets substantially as an entirety is required to pay a Holder additional amounts in respect of any tax, assessment or governmental charge imposed on any such Holder or required to be withheld or deducted from any payment to such Holder as a consequence of such consolidation, merger, conveyance, transfer or lease.]

       [If applicable, insert -- The Redemption Price of the Securities shall be equal to the applicable percentage of the principal amount at Stated Maturity set forth below:

        If Redemption During the                Redemption
       12-Month Period Commencing                 Price
       --------------------------                 -----



together with, in each case (except if the Redemption Date shall be a _____________), an amount equal to the applicable Redemption Price multiplied by a fraction the numerator of which is the number of days from but not including the preceding ________________ to and including the Redemption Date multiplied by the difference between the Redemption Price applicable during the 12 months beginning on the _________________ following the Redemption Date (or, in the case of a Redemption Date after ________________, 100%) and the Redemption Price applicable on the Redemption Date and the denominator of which is the total number of days from but not including the _________________ preceding the Redemption Date to and including the next succeeding _____________. The Issuer will also pay to each eligible Holder, or make available for payment to each such Holder, on the Redemption Date any additional interest (as set forth [on the face hereof or] in the Guarantee endorsed hereon) resulting from the payment of such Redemption Price.]

       [If applicable, insert -- The Redemption Price of the Securities either in the event of certain changes in the tax treatment or in an event of default would include, in addition to the face amount of the Security, an amount equal to the Original Issue Discount accrued since the issue date. Original Issue Discount (the difference between the Issue Price and the Principal Amount at Maturity of the Security), in the period during which a Security remains outstanding, shall accrue at ___% per annum, on a semi-annual bond equivalent basis using a 360-day year composed of twelve 30-day months, commencing on the Issue Date of this Security.]

       [If applicable, insert -- Notice of redemption will be given by publication in an Authorized Newspaper in London and, if the Securities of this series are then listed on [The International Stock Exchange of the United Kingdom and the Republic of Ireland] [the Luxembourg Stock Exchange] [or] any [other] stock exchange located outside the United States and such stock exchange shall so require, in [London][Luxembourg] [or] in any [other] required city outside the United States or, if not practicable, elsewhere in Europe, [and by mail to Holders of Registered Securities,] not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture.]

       [If applicable, insert -- If the Security is subject to redemption of any kind, insert -- In the event of redemption of this Security in part only, a new Security of this series and of like tenor for the unredeemed portion hereof will be issued to the Bearer hereof upon the cancellation hereof.]

       [If applicable, insert -- The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer or the Guarantor with certain conditions set forth thereon, which provisions apply to this Security.]

       [If applicable, insert -- Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time after _________________, to convert this Security into [Describe Securities and conversion mechanics].]

       [If applicable, insert -- In the event of conversion of this Security in part only, a new Security or Securities of this series and of like tenor for the unconverted portion hereof will be issued to the Bearer hereof upon the cancellation hereof.]

       [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

       [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Issuer's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

       [If not applicable, delete -- If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Issuer is incorporated shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer under the Securities or any coupons appertaining thereto, the Issuer will pay to the Holder of this Security or any coupon appertaining hereto such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security or coupon who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security or coupon to which such Holder is entitled; provided, however, that the Issuer shall not be required to make any payment of additional amounts (i) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (ii) for or on account of:

              (1) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security or any coupon appertaining thereto (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

              (2) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

              (3) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities or any coupons appertaining thereto;

              (4) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of this Security or any coupon appertaining thereto with a request of the Issuer addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

              (5) any combination of items (1), (2), (3) and (4) above;

nor shall additional amounts be paid (i) with respect to any payment in respect of any Security or any coupon appertaining thereto to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security or coupon or (ii) in the event that the obligation to pay additional amounts is the result of the issuance of definitive Registered Securities to a Holder of a Predecessor Security at such Holder's request upon the occurrence of an Event of Default and at the time payment is made definitive Registered Securities have not been issued in exchange for the entire principal amount of the Predecessor Securities. The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction is which any successor Person to the Issuer is organized, or any political subdivision or taxing authority thereof or therein.]

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected and any related coupons under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series and any related coupons, to waive compliance by the Issuer or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and any coupon appertaining thereto and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

       As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series or any related coupon will have any right to institute any proceeding with respect to the Indenture, the Guarantee endorsed hereon, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal [(and premium, if any)] or [any] interest on this Security or payment on such coupon or any related coupon on or after the respective due dates expressed herein or in such coupon [If applicable, insert -- or to a suit instituted by the Holder hereof for the enforcement of the right to convert this Security in accordance with the Indenture].

       No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

       Title to Bearer Securities and coupons shall pass by delivery. [As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Registered Securities is registrable in the Security Register, upon surrender of a Registered Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on a Registered Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Registered Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.]

       [No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.]

       The Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the bearer of a Bearer Security and any coupon appertaining thereto, and prior to due presentation of a Registered Security for registration of transfer the Person in whose name a Registered Security is registered, as the owner thereof for all purposes, whether or not the Security or coupon be overdue, and neither the Issuer, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

       The Indenture, the Securities and any coupons appertaining thereto shall be governed by and construed in accordance with the laws of the State of New York.

       All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 208. Form of Coupon

       [Form of Face of Coupon]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

       [Insert any other legend required by the Internal Revenue Code and the regulations thereunder.]

                               DIAGEO FINANCE B.V.

                               [Title of Security]
                    Payment of Principal[, Premium, if any,]
              and Interest Fully and Unconditionally Guaranteed by
                                DIAGEO PLC [R ]*

No. ____________

       Unless the Security to which this coupon appertains shall have been called for previous redemption and payment thereof duly provided for on the date set forth hereon, DIAGEO FINANCE B.V. (herein called the "Issuer") will pay to bearer, upon surrender hereof, the amount shown hereon (together with any additional amounts in respect thereof which the Issuer may be required to pay according to the terms of said Security and the Indenture referred to therein) at the Paying Agents set out on the reverse hereof or at such other offices or agencies (which, except as otherwise provided in the Security to which this coupon appertains, shall be located outside the United States of America (including the States and the District of Columbia), and its possessions (including Puerto Rico, the U.S. Virgin Islands, Guam American Samoa Wake Island and the Northern Mariana Islands) (the "United States")) as the Issuer may designate from time to time, at the option of the Holder, [by United States dollar check drawn on a bank in The City of New York or by transfer of United States dollars to an account maintained by the payee with a bank located outside the United States] [If Security is denominated and payable other than in United States dollars insert currency and method of payment], being [one year's] interest then payable on said Security.

                                        DIAGEO FINANCE B.V.

                                        By
                                          --------------------------------------




                                        By
                                          --------------------------------------

                              [REVERSE OF COUPON]*

--------------------------------------------------------------------------------

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Section 209. Form of Legend for Global Registered Securities

       Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Registered Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Section 210. Form of Trustee's Certificate of Authentication.

       The Trustee's certificates of authentication shall be in substantially the following form:

                          CERTIFICATE OF AUTHENTICATION

       This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

                                            CITIBANK, N.A.
                                            As Trustee

                                            By
                                              ----------------------------------
                                              Authorized Signatory

Section 211. Guarantee by Guarantor; Form of Guarantee.

       The Guarantor by its execution of this Indenture hereby agrees with each Holder of a Security or any coupon appertaining thereto (other than any direct or indirect Subsidiary of the Guarantor) of each series authenticated and delivered by the Trustee and with the Trustee on behalf of such Holder (other than any direct or indirect Subsidiary of the Guarantor), to be unconditionally bound by the terms and provisions of the Guarantee set forth below or established pursuant to Section 201 and authorizes the Issuer, in the name and on behalf of the Guarantor, to confirm such Guarantee to the Holder (other than any direct or indirect Subsidiary of the Guarantor) of each such Security or coupon by its execution and delivery of each such Security, with such Guarantee endorsed thereon, authenticated and delivered by the Trustee; provided, however, that if a series of Securities and any coupons appertaining thereto are to be initially offered and sold to a direct or indirect Subsidiary of the Guarantor, the Officers' Certificate delivered in respect of such series pursuant to Section 301 may state that the Securities of such series and such coupons are not entitled to the benefit of such Guarantee and such Guarantee shall not be endorsed thereon; provided, further, if such a Subsidiary (or another direct or indirect Subsidiary of the Guarantor) offers for resale (other than to another direct or indirect Subsidiary of the Guarantor) any such Security or coupon acquired directly or indirectly from the Issuer under this Indenture, the Guarantor, acknowledging good and valuable consideration in connection with such a resale, by its execution of this Indenture, further agrees with each Holder of any such Security of each series authenticated and delivered by the Trustee and with the Trustee on behalf of each such Holder to be unconditionally bound by the terms and provisions of the Guarantee set forth below or established pursuant to
Section 201 and will authorize the Issuer, pursuant to an additional Officers' Certificate in the name and on behalf of the Guarantor, to confirm such Guarantee to the Holder of each such Security or coupon at any time after its initial execution and delivery to a direct or indirect Subsidiary of the Guarantor. When delivered pursuant to the provisions of Section 303 hereof, Guarantees so set forth on the Securities (either at the time of original issuance or at the time of resale by a direct or indirect Subsidiary of the Guarantor) shall bind the Guarantor notwithstanding the fact that the Guarantee does not bear the signature of the Guarantor.

       Guarantees to be endorsed on the Securities shall, subject to Section 201, be in substantially the form set forth below:

                                    GUARANTEE

       For value received, Diageo plc, a public limited company incorporated under the laws of England and Wales, having its registered office at 8 Henrietta Place, London W1M 9AG, England (herein called the "Guarantor", which term includes any successor Person under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and any coupon appertaining thereto and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of, premium, if any, and interest on such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of Diageo Finance B.V. (the "Issuer", which term includes any successor Person under such Indenture), punctually to make any such payment of principal, premium, if any, or interest or any sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer.

       [If not applicable delete -- The Guarantor hereby further agrees, subject to the limitations and exceptions set forth below, that if any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Guarantor is incorporated shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Guarantor under this Guarantee, then the Guarantor will pay to the Holder of a Security or any coupon appertaining thereto such additional amounts as may be necessary in order that the net amounts paid to the Holder of such Security or coupon who, with respect to any such tax, assessment, or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security or coupon to which such Holder is entitled; provided, however, that the Guarantor shall not be required to make any payment of additional amounts (i) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or
(ii) for or on account of:

       (a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or
(ii) the presentation of a Security or any coupon appertaining thereto (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

       (b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

       (c) any tax, assessment, or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, premium, if any, or interest on, the Securities or any coupons appertaining thereto;

       (d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of a Security or any coupon appertaining thereto with a request of the Issuer or the Guarantor addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or
(ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

       (e) any combination of items (a), (b), (c) and (d);

nor shall additional interest be paid (i) with respect to any payment of the principal of, premium, if any, or interest on any Security or any coupon appertaining thereto to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional interest had it been the Holder of the Security or coupon or
(ii) in the event that the obligation to pay additional amounts is the result of the issuance of definitive Registered Securities to a Holder of a Predecessor Security at such Holder's request upon the occurrence of an Event of Default and at the time payment is made definitive Registered Securities have not been issued in exchange for the entire principal amount of the Predecessor Securities. The foregoing provision shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges or whatever nature of any jurisdiction in which any successor Person to the Guarantor is organized, or any political subdivision or taxing authority thereof or therein.]

       The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute, full and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or coupon or such

Indenture, any failure to enforce the provisions of such Security or coupon or such Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or coupon or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or increase any premium payable upon redemption thereof, or alter the Stated Maturity thereof, or increase the principal amount of any Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 502 of such Indenture. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or coupon or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Security or coupon and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, premium, if any, and interest on such Security.

       The Guarantor shall be subrogated to all rights of the Holder of such Security or coupon and the Trustee against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, premium, if any, and interest on all Securities of the same series and any coupons appertaining thereto issued under such Indenture shall have been paid in full.

       No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of, premium, if any, and interest on, and any sinking fund or analogous payments with respect to, the Security upon which this Guarantee is endorsed.

       This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

       All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

       The Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

       Executed and dated the date on the face hereof.

                                 DIAGEO PLC

                                 By
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                 ARTICLE THREE

                          THE SECURITIES AND GUARANTEES

Section 301. Amount Unlimited; Issuable in Series.

       The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

       The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution of the Issuer and the Guarantor, as appropriate, and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

              (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

              (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

              (3) whether Securities of the series are to be issuable as Registered Securities, Global Securities, Bearer Securities or both, whether any Securities of the series are to be issuable initially as Temporary Global Bearer Securities and whether any Securities of the series are to be issuable as Permanent Global Bearer Securities with or without coupons and, if so, whether beneficial owners of interests in any such Permanent Global Bearer Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305;

              (4) the Person to whom any interest on a Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest; the manner in which, or the Person to whom, any interest on any Global Security of the series shall be payable, if other than by wire transfer in same-day funds to the Holder; the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a Temporary Global Bearer Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;

              (5) the date or dates on which the principal of the Securities of the series is payable;

              (6) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Registered Securities on any Interest Payment Date;

              (7) the place or places where, subject to the provisions of
       Section 1002, the principal of and any premium and interest on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange or conversion and notices and demands to or upon the Issuer or the Guarantor in respect of the Securities of the series and this Indenture may be served;

              (8) other than with respect to any redemption of Securities pursuant to Section 1108, the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer or the Guarantor (including the period following the date referred to in Section 1108) and, if other than by a Board Resolution, the manner in which any election by the Issuer to redeem the Securities shall be evidenced;

              (9) other than with respect to any redemption of Securities pursuant to Section 1108, the obligation, if any, of the Issuer to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

              (10) the terms and conditions for conversion or exchange of Securities into preference shares of the Guarantor (including, if applicable, the rights, preferences and privileges of such preference shares) or ordinary shares of the Guarantor, and the terms of any additional redemption rights of the Issuer relating to such terms and conditions for conversion or exchange, whether any such preference shares or ordinary shares may be evidenced by American Depositary Receipts;

              (11) the terms of the guarantees by the Guarantor of conversion of the Securities of the series into securities of the Guarantor;

              (12) the denominations in which any Registered Securities or Global Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denomination or denominations in which any Bearer Securities of the series shall be issuable, if other than the denomination of $5,000;

              (13) the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 101;

              (14) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

              (15) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Issuer, the Guarantor or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

              (16) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
       Section 502;

              (17) the application, if any, of Section 403 to the Securities of the series;

              (18) if additional amounts pursuant to Section 1004 will not be payable by the Issuer or the Guarantor;

              (19) if the principal amount payable at the Stated Maturity of any Securities of the series is not determinable upon original issuance thereof, the amount which shall be deemed to be the principal amount of such Securities for any other purpose hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date (or, in any such case, the manner in which such principal amount shall be determined);

              (20) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Registered Securities and, in such case, the respective Depositaries for such Global Registered Securities, the form of any legend or legends which shall be borne by any such Global Registered Security in addition to or in lieu of that set forth in Section 206 and, if different from those set forth in Clause (2) of the last paragraph of Section 305, any circumstances in which Securities issued upon any exchange may be registered in the name or names of Persons other than the Depositary for such Global Registered Security or a nominee thereof;

              (21) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and the initial Holder with respect to such Global Security;

              (22) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

              (23) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series; and

              (24) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

       All Securities of any one series and the coupons appertaining to any Bearer Securities of such series shall be substantially identical except in the case of Registered Securities, as to denomination, and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

       If any of the terms of the series or the guarantees thereof are established by action taken pursuant to a Board Resolution of the Issuer or the Guarantor, a copy of an appropriate record of such action shall be certified by any director, the Secretary or any person appointed by the Board of Directors of the Issuer or the Guarantor, as the case may be, each delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series or the guarantees thereof.

Section 302. Denominations.

       Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, any Registered Securities or Global Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof and any Bearer Securities of a series shall be issuable in the denomination of $5,000.

Section 303. Execution, Authentication, Delivery and Dating.

       The Securities shall be executed on behalf of the Issuer by any two members of the Board of Directors. The signature of any such members of the Board of Directors may be manual or facsimile. Coupons shall bear the facsimile signature of any two directors.

       Securities, coupons or Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper representatives of the Issuer or the Guarantor, as the case may be, shall bind the Issuer or the Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or Guarantees.

       At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series, together with any coupons appertaining thereto, executed by the Issuer and if applicable, having endorsed thereon Guarantees of the Guarantor to the Trustee for authentication, together with an Order for the authentication and delivery of such Securities and, if applicable, an Order from the Guarantor approving the delivery of the Guarantees endorsed thereon, and the Trustee in accordance with the Order shall authenticate and deliver such Securities having such Guarantees endorsed thereon; provided, however, that, in connection with its original issuance, no Bearer Security other than Bearer Securities issued in connection with the issuance of certificateless depositary interests and in the form of Global Securities shall be mailed or otherwise delivered to any location in the United States; and provided, further, that a Bearer Security (other than a Temporary Global Bearer Security other than Bearer Securities issued in connection with the issuance of certificateless depositary interests and in the form of Global Securities) may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished a certificate in the form set forth in Section 311 (a), dated no earlier than the Certification Date. If any Security shall be represented by a Permanent Global Bearer Security, then, for purposes of this Section and Section 304, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a Temporary Global Bearer Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such Permanent Global Bearer Security. Except as permitted by Section 306, the Trustee shall not authenticate and deliver any Bearer Security unless any appurtenant coupons for interest then matured have been detached and cancelled.

       If pursuant to Section 301, the Security is to be issued initially without a Guarantee but such a Guarantee is to be endorsed at a later date, the Guarantor shall deliver an Order from the Guarantor approving the delivery of the Guarantees endorsed thereon, and the Trustee in accordance with the Order shall endorse or shall cause to be endorsed on such Securities the Guarantees and shall deliver such Securities having such Guarantees endorsed thereon. If the forms or terms of the Securities of the series, any related coupons and the Guarantees have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities and Guarantees, and accepting the additional responsibilities under this Indenture in relation to such Securities, coupons and

Guarantees, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel and Officers' Certificate stating,

       (a) that such forms or terms have been established in conformity with the provisions of this Indenture; and

       (b) that such Securities, together with any coupons appertaining thereto, and if applicable, Guarantees, when authenticated and delivered by the Trustee and issued by the Issuer and the Guarantor in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Issuer and the Guarantor enforceable in accordance with their terms, subject to such exceptions as such counsel shall specify.

       The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised in writing by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability based upon the written advice of counsel.

       The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

       Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents (with appropriate modifications) are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued and reasonably contemplate the subsequent issuance of such Securities of such series.

       Each Registered Security and each Global Security shall be dated the date of its authentication, and each Bearer Security shall be dated as of the date of original issuance of the first Security of such series to be issued.

       No Security, coupon or Guarantee shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security or the Security to which such coupon appertains (or, if applicable, the Guarantee) a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual or facsimile signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security or Guarantee has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security (or if applicable, the Guarantee) shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Security to the Trustee for cancellation as provided in
Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

       The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor; provided however, that a Guarantee shall not be deemed delivered if pursuant to Section 301 the Security is originally issued without a Guarantee; if the Guarantee is thereafter attached pursuant to an Order of the Guarantor, then after authentication of the Guarantee, the Guarantee shall be deemed delivered. The Trustee in accordance with the Orders shall authenticate the Guarantee and deliver such Securities.

Section 304. Temporary Securities.

       Pending the preparation of definitive Securities of any series, the Issuer may execute, and upon Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities and, if applicable, having endorsed thereon Guarantees of the Guarantor substantially of the tenor of definitive Guarantees in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the members of the Board of Directors executing such Securities may determine, as evidenced by their execution of such Securities. In the case of any series issuable as Bearer Securities, such temporary Securities may be in global form. A Temporary Global Bearer Security shall be delivered only in compliance with the conditions set forth in Section 303 and this Section 304.

       Except in the case of temporary Securities in global bearer form ("Temporary Global Bearer Securities") (which shall be exchanged in accordance with the provisions of the following paragraphs) if temporary Securities of any series are issued, the Issuer will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Issuer in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor which have endorsed thereon the Guarantees of the Guarantor; provided, however, that no definitive Bearer Security shall be issued in exchange for a Registered Security.

       If Temporary Global Bearer Securities of any series are issued, any such Temporary Global Bearer Security shall, unless otherwise provided therein, be delivered to the Common Depositary for the benefit of the Euroclear Operator and Clearstream, for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

       Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such Temporary Global Bearer Security of a series (the "Exchange Date") the Issuer shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such Temporary Global Bearer Security executed by the Issuer. On or after the Exchange Date such Temporary Global Bearer Security shall be surrendered by the Common Depositary to the Trustee, as the Issuer's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities of that series without charge and the Trustee shall authenticate and deliver (at an office or agency outside the United States), in exchange for each portion of such Temporary Global Bearer Security a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such Temporary Global Bearer Security to be exchanged; provided however, that unless otherwise specified in such Temporary Global Bearer Security, upon such presentation by the Common Depositary, such Temporary Global Bearer Security must be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by the Euroclear Operator as to the portion of such Temporary Global Bearer Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Clearstream as to the portion of such Temporary Global Bearer Security held for its account then to be exchanged, each in the form set forth in Section 311 (b). The definitive Securities to be delivered in exchange for any such Temporary Global Bearer Security shall be in or in the form of Bearer Securities, Global Securities, Registered Securities, Permanent Global Bearer Securities

(as defined below) or Global Registered Securities, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof.

       Unless otherwise specified in the Temporary Global Bearer Security, the interest of a beneficial owner of Securities of a series in a Temporary Global Bearer Security shall be exchanged on the Exchange Date for interest in a permanent global bearer Security (a "Permanent Global Bearer Security") of the same series and of like tenor unless, on or prior to the Exchange Date, such beneficial owner has not delivered to the Euroclear Operator or Clearstream, as the case may be, a certificate in the form set forth in Section 311(a) dated no earlier than the Certification Date, copies of which certificate shall be available from the office of the Euroclear Operator and Clearstream, the Trustee, and any Authenticating Agent appointed for such series of Securities and each Paying Agent and after the Exchange Date, the interest of a beneficial owner of Securities of a series in a Temporary Global Bearer Security shall be exchanged for an interest in a Permanent Global Bearer Security of the same series and of like tenor following such beneficial owner's delivery to the Euroclear Operator or Clearstream, as the case may be, of a certificate in the form set forth in Section 311(a) dated no earlier than the Certification Date. Unless otherwise specified in such Temporary Global Bearer Security any such exchange shall be made free of charge to the beneficial owners of such Temporary Global Bearer Security except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of the Euroclear Operator or Clearstream. Definitive Securities in bearer form to be delivered in exchange for any portion of Temporary Global Bearer Security shall be delivered only outside the United States.

       Until exchanged in full as hereinabove provided the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a Temporary Global Bearer Security on an Interest Payment Date for Securities of such series shall be payable to Euroclear Operator and Clearstream on such Interest Payment Date upon delivery by the Euroclear Operator and Clearstream to the Trustee of a certificate or certificates in the form set forth in Section 311 (b), for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such Temporary Global Bearer Security on such Interest Payment Date and who have each delivered to the Euroclear Operator or Clearstream, as the case may be, a certificate in the form set forth in Section 311(a). Any interest so received by the Euroclear Operator and Clearstream and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Issuer in accordance with Section 1003.

Section 305. Registration, Registration of Transfer and Exchange.

       (a) Global Securities. This Section 305(a) shall apply to Global Securities unless otherwise specified, as contemplated by Section 301. Notwithstanding anything in this Indenture to the contrary, unless issued in compliance with United States Treasury Regulations Section 1.163-5(c)(2)(i)(D) ("Non-Fungible Bearer Securities"), such securities ("Fungible Bearer Securities") will be represented by a Global Security deposited with the Book-Entry Depositary which, pursuant to the Securities Depositary Agreement and an agreement to be entered into between DTC and the Book-Entry Depositary (the "DTC Agreement"), will issue to DTC in the City of New York one or more certificateless depositary interests (which together represent a 100% interest in the Global Security) registered in the name of DTC or its nominee. Pursuant to the terms of the DTC Agreement, DTC will operate a book-entry system for the securities registered in its name.

       Except as otherwise specified as contemplated by Section 301 hereof, any Global

Security shall be exchangeable for definitive Securities only as provided in this paragraph. A Global Security shall be exchangeable pursuant to this Section only (i) if the Book-Entry Depositary, if any, notifies the Issuer, the Guarantor and the Trustee in writing that it is unwilling or unable to continue to act as Book-Entry Depositary and a successor Book-Entry Depositary is not appointed by the Issuer or the Guarantor within 120 days of such notification,
(ii) if DTC notifies the Book-Entry Depositary that it is unwilling or unable to continue to hold the certificateless depositary interests issued by the Book-Entry Depositary with respect to the Global Securities, or if at any time DTC is unable to or ceases to be a clearing agency registered under the Exchange Act and a successor to DTC registered under the Exchange Act is not appointed by the Book-Entry Depositary at the written request of the Issuer or the Guarantor within 120 days, (iii) upon the occurrence of an Event of Default under the Securities of such series upon the request of the holder of a Book-Entry Interest or (iv) at any time if the Issuer at its option and in its sole discretion determines that the Global Securities of a particular series should be exchanged (in whole but not in part) for definitive Registered Securities of that series. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for, unless otherwise specified or contemplated by Section 301, definitive Registered Securities bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, the same date or dates from which such interest shall accrue, the same Interest Payment Dates on which such interest shall be payable or the manner of determination of such Interest Payment Dates, redemption provisions, if any, specified currency and other terms and of differing denominations aggregating a like amount as the Global Security so exchangeable. Definitive Registered Securities shall be registered in the names of the owners of the beneficial interests in such Global Securities as such names are from time to time provided, in the case of Global Securities with respect to which a corresponding certificateless depositary interest is held by DTC, by the relevant Agent Members holding interests in such Global Securities (as the names of such Agent Members are provided to the Issuer from time to time by DTC) and, in all other cases, by the Holder, to the Trustee. Global Securities which are Fungible Bearer Securities shall only be exchangeable for definitive Registered Securities.

       Any Global Security that is exchangeable pursuant to the preceding paragraph, unless otherwise specified as contemplated by Section 301, shall be exchangeable for Securities issuable in authorized denominations of a like aggregate principal amount and tenor.

       Except as provided above, owners solely of beneficial interests in a Global Security shall not be entitled to receive physical delivery of Securities in definitive form and will not be considered the holders thereof for any purpose under this Indenture.

       In the event that a Global Security is surrendered for redemption in part pursuant to Section 1107, either (i) the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder of such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered or (ii) the Trustee shall endorse Schedule A to such Global Security to reflect the reduction in the principal amount at maturity of such Global Security as a result of such redemption.

       The Agent Members, DTC and any beneficial owners shall have no rights under this Indenture with respect to any Global Security held on their behalf by a Holder, or in relation to which they hold, directly or indirectly, Book-Entry Interests, and such Holder shall be treated by the Issuer, the Guarantor, the Trustee, and any agent of the Issuer, the Guarantor or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Guarantor, the Trustee, or any agent of the Issuer, the Guarantor or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Holder or impair, as between DTC or another clearing agency and its Agent Members and Holders, the operation of customary practices governing the exercise of the rights of a holder of any security, including without limitation the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under this Indenture.

       In connection with any exchange of interests in a Global Security for definitive Securities of another authorized form, as provided in this subsection
(a), then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Issuer shall deliver to the Trustee definitive Securities in aggregate principal amount equal to the principal amount of such Global Security or the portion to be exchanged executed by the Issuer. On or after the earliest date on which such interests may be so exchanged, such Global Security shall be surrendered by the Holder to the Trustee, as the Issuer's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such Global Security, an equal aggregate principal amount of definitive Securities of authorized denominations as the portion of such Global Security to be exchanged. Any Global Security that is exchangeable pursuant to this Section 305 shall be exchangeable for Securities issuable in the denominations specified as contemplated by Section 301 and registered in such names as the Holder of such Global Security shall direct. If a definitive Registered Security is issued in exchange for any portion of a Global Security after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the relevant Interest Payment Date, interest will not be payable on such Interest Payment Date in respect of such definitive Registered Security, but will be payable on such Interest Payment Date only to the person to whom payments of interest in respect of such portion of such Global Security are payable.

       DTC may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture with respect to the Securities.

       (b) The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of such Issuer in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

       Upon surrender for registration of transfer of any Registered Security of any series at the office or agency in a Place of Payment for that series, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, each such Security having endorsed thereon a Guarantee of the Guarantor.

       At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denominations and of a like tenor and aggregate principal amount upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Bearer Securities may not be issued in exchange for Registered Securities.

       At the option of the Holder, upon request confirmed in writing, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if such Bearer Security is accompanied by payment in funds acceptable to the Issuer in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Issuer and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

       Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive, each such Security having endorsed thereon a Guarantee of the Guarantor.

       Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any Permanent Global Bearer Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a Permanent Global Bearer Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by
Section 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Issuer shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such Permanent Global Bearer Security, executed by the Issuer, each such Security having endorsed thereon a Guarantee of the Guarantor. On or after the earliest date on which such interests may be so exchanged, such Permanent Global Bearer Security shall be surrendered from time to time in accordance with instructions given to the Trustee and the Common Depositary (which instructions shall be in writing, but need not comply with Section 102 or be accompanied by an Opinion of Counsel) by the Common Depositary or such other depositary or Common Depositary as shall be specified in the Order with respect thereto to the Trustee, as the Issuer's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such Permanent Global Bearer Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such Permanent Global Bearer Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by Section 301, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that, no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date; and provided, further, that no Bearer Security delivered in exchange for a portion of a Permanent Global

Bearer Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such Permanent Global Bearer Security shall be returned by the Trustee to the Common Depositary or such other depositary or Common Depositary referred to above in accordance with the instructions of the Issuer referred to above. If a Registered Security is issued in exchange for any portion of a Permanent Global Bearer Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency in the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such Permanent Global Bearer Security is payable in accordance with the provisions of this Indenture.

       All Securities issued upon any registration of transfer or exchange of Securities and the Guarantees endorsed thereon shall be the valid obligations of the Issuer and the Guarantor, evidencing the same debt and Guarantees, and entitled to the same benefits under this Indenture, as the Securities and Guarantees endorsed thereon surrendered upon such registration of transfer or exchange.

       Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

       No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

       The Issuer shall not be required (i) to issue, register the transfer of or exchange Registered Securities or Global Securities of any series during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending at the close of business on
(A) if Securities of the series are issuable only as Registered Securities or Global Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities or Global Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security or Global Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption.

       The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Registered Securities:

              (1) Each Global Registered Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Registered Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Registered Security shall constitute a single Security for all purposes of this Indenture.

              (2) Notwithstanding any other provision in this Indenture, no Global Registered Security may be exchanged for Securities registered, and no transfer of a Global Registered Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Registered Security or a nominee thereof unless (A) such Depositary (i) has notified the Issuer and the Guarantor that it is unwilling or unable to continue as Depositary for such Global Registered Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Registered Security or (C) there shall exist such other circumstances, if any, as have been specified for this purpose as contemplated by Section 301.

              (3) Subject to Clause (2) above, any exchange of a Global Registered Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Registered Security or any portion thereof shall be registered in such names as the Depositary for such Global Registered Security shall direct.

              (4) Every Security authenticated and delivered upon registration or transfer of, or in exchange for or in lieu of, a Global Registered Security or any portion thereof, whether pursuant to this Section,
       Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Registered Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Registered Security or a nominee thereof.

Section 306. Mutilated, Destroyed, Lost and Stolen Securities and Coupons.

       If any mutilated Security or Security with a mutilated coupon appertaining thereto is surrendered to the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount having endorsed thereon a Guarantee and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons if any, appertaining to the surrendered Security, provided, however, that any Bearer Security or any coupon shall be delivered only in accordance with Section 303.

       If there shall be delivered to the Issuer, the Guarantor and the Trustee
(i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer, the Guarantor or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Issuer shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, or in exchange for the Security to which a destroyed, lost or stolen, coupon appertains (with all appurtenant coupons not destroyed, lost or stolen) a new Security of the same series and of like tenor and principal amount having endorsed thereon a Guarantee and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or the Security to which such destroyed, lost or stolen coupon appertains.

       In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, pay such Security or coupon; provided, however, that principal and any premium and interest on Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States.

       Upon the issuance of any new Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

       Every new Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Issuer and the Guarantor, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and any such new Security and coupons, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

       The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

Section 307. Payment of Interest; Interest Rights Preserved.

       Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid, in the case of Registered Securities, to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest and, at the option of the Issuer, may be paid by check mailed to the address of the Person as it appears in the Security Register, in the case of Bearer Securities, upon presentation and surrender of the coupon appertaining thereto in respect of the payment of interest to be paid on such Interest Payment Date or, in the case of Global Securities held by any Holder, to the Holder by wire transfer of same-day funds to the Holder.

       Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

              (1) The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series the Issuer in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special

       Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

              (2) The Issuer may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

       Defaulted Interest on any Global Securities held by the Book-Entry Depositary may be paid to the Book-Entry Depositary and Defaulted Interest on any Bearer Securities may be paid upon presentation and surrender of the coupon appertaining thereto in respect of the interest due on such Bearer Securities to the person who is the Holder on the record date established by the Issuer for such purposes.

       Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308. Persons Deemed Owners.

       Prior to due presentment of a Registered Security for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of and any premium and (subject to Sections 304, 305 and 307) any interest on such Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Issuer, the Guarantor, the Trustee nor any agent of the Issuer, the Guarantor or the Trustee shall be affected by notice to the contrary.

       Title to any Global Security and any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the bearer of any Global Security and any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Issuer, the Guarantor, the Trustee nor any agent of the Issuer, the Guarantor or the Trustee shall be affected by notice to the contrary.

Section 309. Cancellation.

       All Securities and coupons surrendered for payment, redemption, registration of transfer or exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. All Bearer Securities and unmatured coupons so delivered shall be held by the Trustee and, upon instruction by an Order, shall be cancelled or held for reissuance. Bearer Securities and unmatured coupons held for reissuance may be reissued only in replacement of mutilated, lost, stolen or destroyed Bearer Securities of the same series and like tenor or the related coupons pursuant to Section 306. All Bearer Securities and unmatured coupons held by the Trustee pending such cancellation or reissuance shall be deemed to be delivered for cancellation for all purposes of this Indenture and the Securities. The Issuer or the

Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Issuer has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities and coupons held by the Trustee shall be disposed of as directed by an Order.

Section 310. Computation of Interest.

       Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311. CUSIP Numbers.

       The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

Section 312. Forms of Certification.

       (a) Except as otherwise specified as contemplated by Section 301, whenever any provision of this Indenture contemplates that certification be given by a beneficial owner of a portion of the Temporary Global Bearer Security, such certification shall be provided substantially in the form of all the following certificate, with only such changes as shall be approved by the Issuer and the Guarantor:

                                  "CERTIFICATE
                               DIAGEO FINANCE B.V.

                                     Issuer
                              [Title of Securities]
                     Guaranteed as to Payment of Principal,
                        Premium (if any) and Interest by
                                   DIAGEO PLC

       This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer and the Guarantor or its or their agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or

(C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)) and, in addition, if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

       As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

       We undertake to advise you by tested telex if the above statement is not correct on the date on which you intend to submit your certificate relating to such Securities to the Trustee, and in the absence of any such notification it may be assumed that this certificate applies as of such date.

       This certificate excepts and does not relate to $______ of which interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities cannot be made until we do so certify.

       We understand that this certificate is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings.

Dated:


                                        By
                                          --------------------------------------
                                          As, or as agent for, the
                                          beneficial owner(s) of the
                                          Securities to which this
                                          certificate relates";

       (b) Except as otherwise specified as contemplated by Section 301, whenever any provision of this Indenture contemplates that certification be given by the Euroclear Operator or Clearstream in connection with the exchange of a Temporary Global Bearer Security for a Permanent Global Bearer Security, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by the Issuer and the
Guarantor:

                                 "CERTIFICATION
                               DIAGEO FINANCE B.V.

                                     Issuer
                              [Title of Securities]
                     Guaranteed as to Payment of Principal,
                        Premium (if any) and Interest by
                                   DIAGEO PLC
                               (the "Securities")

       This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Indenture, as of the date hereof, _________ principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations
Section 1.165-12(c)(1)(v) ("financial institutions")) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer and the Guarantor or its or their agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

       As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

       We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global Bearer Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

       We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws in the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.



                                Dated:
                                      ------------------------------------------


                                Yours faithfully,


                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK,


                                Brussels office, as operator of the
                                Euroclear System


                                or


                                Clearstream Banking, Societe Anonyme


                                By:                                           ".
                                   -------------------------------------------

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 401. Satisfaction and Discharge of Indenture.

       This Indenture shall upon Order of the Issuer cease to be of further effect (except as to any surviving rights of registration of transfer or exchange or conversion of Securities herein expressly provided for, and any right to receive additional amounts as provided in Section 1004) with respect to the Issuer and the Guarantor, and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

              (1) either

                            (A) all Securities of the Issuer theretofore
                     authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1106, and
                     (iv) Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer or the Guarantor and thereafter repaid to the Issuer or the Guarantor, as the case may be, or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                            (B) all such Securities and, in the case of (i) or
                     (ii) below, any coupons appertaining thereto of such Issuer not theretofore delivered to the Trustee for cancellation

                                   (i) have become due and payable, or

                                   (ii) will become due and payable at their
                            Stated Maturity within one year, or

                                   (iii) are to be called for redemption within
                            one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer,

              and the Issuer or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

              (2) the Issuer or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Issuer; and

              (3) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

              Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the

Issuer and the Guarantor to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402. Application of Trust Money.

       Subject to provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust (without liability for interest or investment) and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with or received by the Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by
Section 403.

Section 403. Defeasance and Discharge of Securities of any Series.

       If this Section 403 is specified, as contemplated by Section 301, to be applicable to Securities of any series and any coupons appertaining thereto, then notwithstanding Section 401, the Issuer and the Guarantor shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of that series and any coupons appertaining thereto, the provisions of this Indenture as it relates to such Outstanding Securities and coupons (except as to the rights of Holders of Securities and related coupons to receive, from the trust funds described in subparagraph (1) below, payment of the principal of (and premium, if any) and any instalment of principal of (and premium, if any) or interest on such Securities on the Stated Maturity of such principal or instalment of principal of (and premium, if any) or interest on or any mandatory sinking fund payments or analogous payments applicable to the Securities of that series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and coupons, any rights of Holders of Securities to convert such Securities, the Issuer's and the Guarantor's obligations with respect to such Securities, coupons and Guarantees, respectively, under Sections 304, 305, 306, 1002 and 1003, the rights, powers, trusts, duties and immunities of the Trustee hereunder and the provisions of Section 402 and this Section 403) shall no longer be in effect, and the Trustee, at the expense of the Issuer, shall, upon the Order of the Issuer or the Guarantor, execute proper instruments acknowledging the same, provided that the following conditions have been satisfied:

              (1) the Issuer or the Guarantor has deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609), irrevocably (irrespective of whether the conditions in subparagraphs (2), (3), (4), (5) and (6) below have been satisfied, but subject to the provisions of Section 402 and the last paragraph of Section 1003), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of that series and any coupons appertaining thereto, with reference to this Section 403, in the case of a series of Securities denominated in United States dollars, United States money or U.S. Government Obligations, in an amount which, through the payment of interest and principal in respect thereof in accordance with their terms, will provide not later than the opening of business on the due date of any payment referred to in clause (A) or (B) of this subparagraph (1) money in an amount, or a combination thereof, sufficient, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (A) the principal of (and premium, if any) and interest on such Outstanding Securities and coupons on the Stated Maturity of such principal or instalment of principal or interest and (B) any mandatory sinking fund payments or analogous payments applicable to Securities of such series and any coupons appertaining thereto on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and coupons;

              (2) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer or the Guarantor is a party or by which either is bound;

              (3) no Event of Default or event which, with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(5) or
       Section 501(6) or event which, with the giving of notice or lapse of time, or both, would become an Event of Default under Section 501(5) or
       Section 501(6) shall have occurred and be continuing on the 91st day after such date;

              (4) the Issuer or the Guarantor has delivered to the Trustee an Opinion of Counsel to the effect that, or the Issuer or the Guarantor has received from, or there has been published by, the United States Internal Revenue Service, a ruling to the effect that, Holders of the Securities of that series and any coupons appertaining thereto will not recognize income, gain or loss for United States Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred;

              (5) if the Securities of that series are then listed on the New York Stock Exchange, Inc., the Issuer or the Guarantor shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause such Securities to be delisted; and

              (6) the Issuer or the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance and discharge of the entire indebtedness on all Outstanding Securities of any such series and any coupons appertaining thereto as contemplated by this Section have been complied with.

                                  ARTICLE FIVE
                                    REMEDIES


Section 501.  Events of Default.

          "Event of Default", wherever used herein with respect to Securities of any series of the Issuer, means any one of the following events with respect to the Issuer or the Guarantor (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest or payment of any additional interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity and (if so established as contemplated by Section 301 in respect of that series), in the case of technical or administrative difficulties only if such default persists for a period of five days; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series or beyond any period of grace provided with respect thereto; or

          (4) default in the performance, or breach, of any covenant or warranty of the Issuer or the Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified international air mail to the Issuer and the Guarantor by the Trustee or to the Issuer, the Guarantor and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case or proceeding under any applicable Netherlands or United Kingdom, as the case may be, bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Issuer or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer or the Guarantor under any applicable Netherlands or United Kingdom, as the case may be, law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

          (6) the commencement by the Issuer or the Guarantor of a voluntary case or proceeding under any applicable Netherlands or United Kingdom, as the case may be, bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case or proceeding under any applicable Netherlands or United Kingdom, as the case may be, bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Netherlands or United Kingdom, as the case may be, law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or the Guarantor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer or the Guarantor in furtherance of any such action; or

          (7) default in the conversion of any convertible Security of that series in accordance herewith, and continuance of such default for a period of 90 days after there has been given, by registered or certified international air mail to the Issuer and the Guarantor by the Trustee or to the Issuer, the Guarantor and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (8) any other Event of Default established as contemplated by Section 301 with respect to Securities of that series.

Section 502.  Acceleration of Maturity; Rescission and Annulment.

          If an Event of Default with respect to Securities of any series of the Issuer at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series of the Issuer may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of such series of the Issuer to be due and payable immediately, by a notice in writing to the Issuer and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Issuer, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Issuer or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay:

               (A) all overdue interest on all Securities of that series,


               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

          No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503.  Collection of Indebtedness and Suits for Enforcement by Trustee

The Issuer covenants that if

          (1) default is made in the payment of any interest or payment of any additional interest, on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof (and, if so provided in the applicable Officers' Certificate, in the case of technical or administrative difficulties only if the delay persists for a period of five days),

the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and coupons, the whole amount then due and payable on such Securities and coupons for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and all amounts due the Trustee under Section 607.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504. Trustee May File Proofs of Claim

          In case of any judicial proceeding relative to the Issuer, the Guarantor or any other obligor upon the Securities of a series or the property of the Issuer, the Guarantor or of such other obligor or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders of Securities and coupons and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities and coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities and coupons, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders of Securities and coupons, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 505.  Trustee May Enforce Claims Without Possession of Securities.

          All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

Section 506.  Application of Money Collected.

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section
     607;

          SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal and any premium and interest, respectively; and

          THIRD: To the payment of the balance, if any, to the Issuer or any other Person or Persons legally entitled thereto.

Section 507.  Limitation on Suits.

          No Holder of any Security of any series or coupon shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, the Guarantees, the Securities or coupons or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series specifying such Event of Default and stating that such notice is a "Notice of Default" hereunder;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert.

          Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Sections 304, 305 and 307) interest on such Security on the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and, if such Security is convertible, to convert such Security in accordance with this Indenture and to institute suit for the enforcement of such right to convert and such rights shall not be impaired without the consent of such Holder.

Section 509.  Restoration of Rights and Remedies.

          If the Trustee or any Holder of any Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Guarantor, the Trustee and the Holders of Securities and coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.  Rights and Remedies Cumulative.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.  Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

Section 512.  Control by Holders of Securities.

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) the Trustee need not follow any such direction if doing so would in its reasonable discretion either involve it in personal liability or be unduly prejudicial to Holders of Securities not joining in such direction;

provided, further, that the Trustee shall have no obligation to make any determination with respect to any such conflict, personal liability or undue prejudice.

Section 513.  Waiver of Past Defaults.

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any related coupons waive any past default hereunder with respect to such series of the Issuer and its consequences, except a default

          (1) in the payment of the principal of or any premium or interest on any Security of such series of the Issuer, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected, or

          (3) in the conversion of any Security of such series of such Issuer.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.  Undertaking for Costs.

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess reasonable costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Issuer or the Guarantor, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series of the Issuer, or to any suit instituted by any Holder of any Security or coupon for the enforcement of the payment of the principal of or any premium or interest on any Security or coupon on or after the Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption, on or after the Redemption Date) or for the enforcement of any right to convert such Security pursuant to this Indenture.

Section 515.  Waiver of Stay or Extension Laws.

          Each of the Issuer and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Issuer and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX
                                  THE TRUSTEE


Section 601.  Certain Duties and Responsibilities.

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.  Notice of Defaults.

          If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in
Section 501(4) with respect to such Securities, no such notice to such Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603.  Certain Rights of Trustee.

          Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, whether such paper or document be delivered in original or by facsimile;

          (b) any request or direction of the Issuer or the Guarantor mentioned herein shall be sufficiently evidenced by an Order and any resolution of the Board of Directors of the Issuer or the Guarantor may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer or the Guarantor, personally or by agent or attorney, provided that the Trustee shall not be entitled to such information which the Issuer or the Guarantor is prevented from disclosing as a matter of law or contract;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be within the discretion, rights or powers conferred upon it by this Indenture;

          (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

          (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

Section 604.  Not Responsible for Recitals or Issuance of Securities.

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, and in any coupons shall be taken as the statements of the Issuer or the Guarantor, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

Section 605.  May Hold Securities.

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of any of the Issuer or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Sections 608 and 613, may otherwise deal with the Issuer and the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606.  Money Held in Trust.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any money received by it hereunder except as otherwise agreed with and for the exclusive benefit of the Issuer or the Guarantor, as the case may be.

Section 607.  Compensation and Reimbursement.

          Each of the Issuer and the Guarantor jointly and severally agrees:

          (1) to pay to the Trustee from time to time such compensation as shall be agreed from time to time for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent that any such expense, disbursement or advance may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee and any predecessor Trustee and their agents for, and to hold it harmless against, any loss, liability damages, claims or expense arising out of or in connection with the acceptance or administration of the trust or trusts hereunder and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that any such loss, liability or expense may be attributable to its negligence or bad faith.

          The Trustee shall have a lien prior to the Holders of Securities or coupons to payment of amounts due it under this Section 607 from funds held by the Trustee hereunder. "Trustee" for purposes hereof includes any predecessor trustee, but the negligence or bad faith of any trustee shall not affect the rights of any other trustee hereunder.

Section 608.  Conflicting Interests.

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. For this purpose the Trustee shall not be deemed to have a conflicting interest by reason of being Trustee for the Securities of any series and Trustee for the Securities of any other series.

Section 609.  Corporate Trustee Required; Eligibility.

          There shall at all times be a Trustee hereunder with respect to the Securities of each series of the Issuer which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least U.S.$50,000,000 and its Corporate Trust Office in the Borough of Manhattan, The City of New York, New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.  Resignation and Removal; Appointment of Successor.

          (a) No resignation or removal of the Trustee and no appointment of a successor

Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Issuer. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Issuer and the Guarantor.

          (d) If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Issuer or the Guarantor or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Issuer or the Guarantor or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Issuer, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuer and the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Issuer. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuer or the Holders of Securities of such series and accepted appointment in the manner required by
Section 611, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611.  Acceptance of Appointment by Successor.

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to each of the Issuer, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuer, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series of the Issuer, the Issuer, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series of the Issuer shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer and the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Issuer and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


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

Section 612.  Merger, Conversion, Consolidation or Succession to Business.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613.  Preferential Collection of Claims Against Issuer or Guarantor.

          If and when the Trustee shall be or become a creditor of the Issuer or the Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of Section 311 of the Trust Indenture Act, but only to the extent therein specified, regarding the collection of claims against the Issuer or the Guarantor (or any such other obligor). For purposes of Section 311(b)(4) and (6) of such Act, the following terms shall mean:

          (a) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

          (b) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Issuer or the Guarantor for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Issuer or the Guarantor arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

Section 614.  Appointment of Authenticating Agent.

          The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial conversion or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuer and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than U.S.$50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        Citibank, N.A.
                                        As Trustee


                                        By:
                                            ------------------------------------
                                            As Authenticating Agent
                                            Title:

                                        By:
                                            ------------------------------------
                                            Authorized Signatory


          If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Issuer wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Issuer in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by such Issuer with respect of such series of Securities.

                                 ARTICLE SEVEN
         HOLDERS' LISTS AND REPORTS BY TRUSTEE, ISSUER AND THE GUARANTOR


Section 701. Issuer and Guarantor to Furnish Trustee Names and Addresses of Holders.

          Each of the Issuer and the Guarantor will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not later than 15 days after each Regular Record Date in each year, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Issuer or the Guarantor, or any of the Issuer's Paying Agents other than the Trustee, as to the names and addresses of the Holders of Securities as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 702.  Preservation of Information; Communications to Holders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders of Securities received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

          (b) The rights of the Holders of Securities to communicate with other Holders of Securities with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuer, the Guarantor and the Trustee that none of the Issuer, the Guarantor nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders of Securities made pursuant to the Trust Indenture Act.

Section 703.  Reports by Trustee.

          (a) On or about each July 15 following the date hereof, the Trustee shall transmit to Holders of Securities such reports, if any, dated as of the preceding May 15, concerning the Trustee and its actions under this Indenture as may be required pursuant to Section 313(a) of the Trust Indenture Act in the manner provided pursuant to Section 313(c) thereof. The Trustee shall also transmit to Holders of Securities such reports, if any, as may be required pursuant to Section 313(b) of the Trust Indenture Act at the times and in the manner provided pursuant thereto and to Section 313(c) thereof.

          (b) A copy of each such report shall, at the time of such transmission to Holders of Securities, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Issuer. The Issuer will notify the Trustee reasonably promptly when any Securities are listed on any stock exchange.

Section 704.  Reports by Issuer and Guarantor.

          Each of the Issuer and the Guarantor shall file with the Trustee and the Commission, and transmit to Holders of Securities, such information, documents and other reports, including financial information and statements and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

          Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

Section 705.  Calculation of Original Issue Discount.

          The Issuer shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                 ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


Section 801.  Issuer or Guarantor May Consolidate, Etc., Only on Certain Terms.

          Neither the Issuer nor the Guarantor shall consolidate with or merge (which term shall include for the avoidance of doubt a scheme of arrangement) into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and neither the Issuer nor the Guarantor shall permit any Person to consolidate with or merge into the Issuer or the Guarantor or convey, transfer or lease its properties and assets substantially as an entirety to the Issuer or the Guarantor, unless:

          (1) in case the Issuer or the Guarantor shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Issuer or the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Issuer or the Guarantor substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing, under the laws of any applicable jurisdiction and shall expressly assume, by an indenture supplemental hereto executed and delivered to the Trustee in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest (including all additional amounts, if any, payable pursuant to Section 1004 and subsection (3) below) on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Issuer to be performed or observed, and, in the case of the Guarantor, the due and punctual performance of the Guarantees (including all additional amounts, if any, payable pursuant to Section 1004 and subsection (3) below) and the performance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Issuer, the Guarantor or a Subsidiary as a result of such transaction as having been incurred by the Issuer, the Guarantor or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (3) the Person formed by such consolidation or into which the Issuer or the Guarantor is merged or to whom the Issuer or the Guarantor has conveyed, transferred or leased its properties or assets (if such Person is organized and validly existing under the laws of a jurisdiction other than the United States, any State thereof, or the District of Columbia) agrees to indemnify the Holder of each Security and coupon against (a) any tax, assessment or governmental charge imposed on any such Holder or required to be withheld or deducted from any payment to such Holder as a consequence of such consolidation, merger, conveyance, transfer or lease; and (b) any costs or expenses of the act of such consolidation, merger, conveyance, transfer or lease;

          (4) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Issuer or the Guarantor would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Issuer, the Guarantor or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

          (5) the Issuer or the Guarantor, as the case may be, has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802.  Successor Substituted.

          Upon any consolidation of the Issuer or the Guarantor with, or merger of the Issuer or the Guarantor into, any other Person or any conveyance, transfer or lease of the properties and assets of the Issuer or the Guarantor substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Issuer or the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Issuer or the Guarantor herein, as the case may be, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities and any coupons appertaining thereto.

Section 803.  Assumption by Guarantor or Subsidiary of Issuer's Obligations.

          The Guarantor or any Subsidiary of the Guarantor may assume the obligations of the Issuer (or any Person which shall have previously assumed the obligations of the Issuer) for the due and punctual payment of the principal of (and premium, if any), interest on and any other payments with respect to the Securities and any coupons appertaining thereto, for the due and punctual conversion of the Securities in accordance with this Indenture and for the performance of every covenant of this Indenture and the Securities on the part of the Issuer to be performed or observed, provided that:

          (1) the Guarantor or such Subsidiary, as the case may be, shall expressly assume such obligations by an indenture supplemental hereto, in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee and if such Subsidiary assumes such obligations, the Guarantor shall, by such supplemental indenture, confirm that its Guarantees shall apply to such Subsidiary's obligations under the Securities, any coupons appertaining thereto and this Indenture, as modified by such supplemental indenture;

          (2) the Guarantor or such Subsidiary, as the case may be, shall agree in such supplemental indenture, to the extent provided in the Securities and subject to the limitations and exceptions set forth below, that if any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Guarantor or such Subsidiary is incorporated shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Guarantor or such Subsidiary, as the case may be, to a Holder, who, with respect to any such taxes, assessments or other governmental charges, is not resident in such jurisdiction, the Guarantor or such Subsidiary, as the case may be, will pay to the Holder of a Security or any coupon appertaining thereto such additional amounts as may be necessary in order that the net amounts paid to the Holder of such Security or coupon, after such deduction or withholding, shall be not less than the amounts specified in such Security or coupon to which such Holder is entitled; provided, however, that the Guarantor or Subsidiary, as the case may be, shall not be required to make any payment of additional amounts (i) for or on account of any such tax, assessment or other governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (ii) for or on account of:

          (a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or
(ii) the presentation of a Security or coupon (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

          (b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

          (c) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, premium, if any, or any interest on, the Securities or any coupons appertaining thereto;

          (d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of a Security or any coupon appertaining thereto with a request of the Issuer or the Guarantor addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or
(ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

          (e) any combination of items (a), (b), (c), and (d);

nor shall additional interest be paid (i) with respect to any payment of the principal of, premium, if any, or any interest on any Security or coupon appertaining thereto to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of such jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional interest had it been the Holder of the Security or coupon or
(ii) in the event that the obligation to pay additional amounts is the result of the issuance of definitive Registered Securities to a Holder of a Predecessor Security at such Holder's request upon the occurrence of an Event of Default and at the time payment is made definitive Registered Securities have not been issued in exchange for the entire principal amount of the Predecessor Securities. The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Guarantor or such Subsidiary is organized, or any political subdivision or taxing authority thereof or therein.

          (3) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

          (4) the Guarantor or such Subsidiary, as the case may be, shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such assumption and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          Upon any such assumption, the Guarantor or such Subsidiary shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if the Guarantor or such Subsidiary had been named as an "Issuer" herein, and the Person named as an "Issuer" in the first paragraph of this instrument or any successor Person which shall theretofore have become such in the manner prescribed in this Article shall be released from its liability as obligor upon the Securities or any coupons appertaining thereto.

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES


Section 901.  Supplemental Indentures Without Consent of Holders.

          Without the consent of any Holders of Securities or coupons, the Issuer, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Issuer or the Guarantor and the assumption by any such successor of the covenants of the Issuer or the Guarantor herein and in the Securities or Guarantees or to add another Issuer to this Indenture for future issuances; or

          (2) to add to the covenants of the Issuer or of the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Issuer or the Guarantor; or

          (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

          (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

          (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or
     (ii) shall become effective only when there is no such Security Outstanding; or

          (6) to add Guarantees to the Securities of any series to which the Guarantees shall not have already been attached; or

          (7) to secure the Securities pursuant to Section 1009; or

          (8) to establish the form or terms of Securities of any series and any related coupons and the Guarantees thereof, each as permitted by Sections 201 and 301; or

          (9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

          (10) to reduce the conversion price of the Securities of any series other than pursuant to this Indenture; or

          (11) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause
     (11) shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect.

Section 902.  Supplemental Indentures with Consent of Holders.

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Issuer, the Guarantor and the Trustee, the Issuer, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series and any related coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Security or any coupon appertaining thereto, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any obligation of the Issuer or the Guarantor to pay additional amounts pursuant to Section 1004 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or the coin or currency in which, any Security or any premium or interest thereon is payable, or modify or affect in any manner adverse to the interests of the Holders of Securities of any series the conversion rights of such Securities, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or of any such right of conversion, or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) change any obligation of the Issuer or the Guarantor to maintain an office or agency in the places and for the purposes specified in Section 1002, or

          (4) modify any of the provisions of this Section, Section 513 or
     Section 1011, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder of a Security or coupon with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
     Section 1011, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(9), or

          (5) modify or affect in any manner adverse to the interests of the Holders of any Securities or any related coupons the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payment of the principal thereof (and premium, if any) and interest, if any, thereon or any sinking fund payments provided in respect thereof or the obligations of the Guarantor in respect of any rights of conversion of any Securities.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.  Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.  Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby, except as otherwise expressed therein.

Section 905.  Conformity with Trust Indenture Act.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as in effect at the time of the execution thereof.

Section 906.  Reference in Securities to Supplemental Indentures.

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer and the Guarantor shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Issuer and the Guarantor, to any such supplemental indenture may be prepared and executed by the Issuer, the Guarantees of the Guarantor may be endorsed thereon and such securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                  ARTICLE TEN
                                   COVENANTS


Section 1001.  Payment of Principal, Premium and Interest.

          The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest instalments as are evidenced thereby as they severally mature.

Section 1002.  Maintenance of Office or Agency.

          If Securities of a series are issuable only as Global Securities and/or Registered Securities, the Issuer will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer, exchange or conversion and where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Issuer will maintain (A) in the Borough of Manhattan, The City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange or conversion, where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the second following paragraph (and not otherwise),
(B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section 1004), and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States, an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange or conversion and where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served.

          The Guarantor will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Guarantor in respect of Securities of any series, any coupons appertaining thereto and this Indenture may be served.

          Each of the Issuer and the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Issuer or the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 1004) or conversion at any Paying Agent for such series located outside the United States, and the Issuer and the Guarantor hereby appoint the same as its agent to receive all respective presentations, surrenders, notices and demands.

          No payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Issuer in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities of a series are denominated and payable in United States dollars, payment of principal of and any premium and interest on any Bearer Security (including any additional amounts payable on Securities of such series pursuant to Section 1004) shall be made at the office of the Issuer's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in United States dollars of the full amount of such principal, premium, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Issuer in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

          The Issuer may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003.  Money for Securities Payments to Be Held in Trust.

          If the Issuer or the Guarantor shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Issuer shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

          The Issuer will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Issuer (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

          The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer or the Guarantor, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Issuer on its Order, or (if then held by the Issuer or the Guarantor) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Issuer or the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer or the Guarantor as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

Section 1004.  Additional Amounts.

          Unless otherwise specified in any Board Resolution of the Issuer or the Guarantor establishing the terms of Securities of a series or the Guarantees relating thereto in accordance with Section 301, if any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Issuer or the Guarantor is incorporated, shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer of principal of or interest on a Security of any series, or by the Guarantor under the Guarantees, the Issuer or the Guarantor, as the case may be, will pay to the Holder of a Security of such series such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Issuer or the Guarantor, as the case may be, shall not be required to make any payment of additional amounts (i) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (ii) for or on account of: (a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settler, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settler, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or
(ii) the presentation of a Security of such series (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; (b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge; (c) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of such series; (d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of the Security of such series with a request of the Issuer or the Guarantor addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or (e) any combination of items (a), (b), (c) and (d) above; nor shall additional amounts be paid (i) with respect to any payment of the principal of, or any interest on, any Security of such series to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settler with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security or (ii) if the payment is in respect of a definitive Registered Security issued at the request of a holder of a Book-Entry Security following an Event of Default and at the time the payment is made definitive Registered Securities have not been issued in exchange for the entire principal amounts of the Securities. (Sections 205, 803 and 1004). The foregoing provisions shall apply mutandis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Issuer or the Guarantor, as the case may be, is organized, or any political subdivision or taxing authority thereof or therein; provided, however, that such payment of additional amounts may be subject to such further exceptions as may be established in the terms of such Securities established as contemplated by Section 301. Subject to the foregoing provisions, whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or payment of any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

          If the terms of the Securities of a series established as contemplated by Section 301 do not specify that additional amounts pursuant to the Section will not be payable by the Issuer or the Guarantor, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Issuer will furnish the Trustee and the Issuer's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Issuer or the Guarantor, as the case may be, will pay to the Trustee or such Paying Agent or Paying Agents the additional amounts required by this Section. Each of the Issuer and the Guarantor covenant to indemnify each of the Trustee and any Paying Agent for, and to hold each of them harmless against, any loss, liability or expense arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section, except to the extent that any such loss, liability or expense is due to its own negligence or bad faith.

Section 1005. Statement by Members of Board of Directors or Officers as to Default.

          Each of the Guarantor and the Issuer of Outstanding Securities will deliver to the Trustee, within 120 days after the end of each fiscal year of the Guarantor ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Issuer or the Guarantor, as the case may be, is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Issuer or the Guarantor shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1006.  Existence.

          Subject to Article Eight, the Issuer and the Guarantor each will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Issuer and the Guarantor shall not be required to preserve any such right or franchise if its respective Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer or the Guarantor, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1007.  Maintenance of Properties.

          The Issuer and the Guarantor each will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Issuer or the Guarantor, as the case may be, may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Issuer or the Guarantor, as the case may be, from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Issuer or the Guarantor, as the case may be, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

Section 1008.  Payment of Taxes and Other Claims.

          The Issuer and the Guarantor each will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Issuer, the Guarantor or any Subsidiary or upon the income, profits or property of the Issuer, the Guarantor or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer, the Guarantor or any Subsidiary; provided, however, that the Issuer or the Guarantor, as the case shall be, shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 1009.  Limitation on Liens.

          So long as any of the Securities are Outstanding, the Guarantor shall not, and the Guarantor shall procure that no Restricted Subsidiary will, create or permit to subsist any Encumbrance on the whole or any part of any Principal Property or upon any shares or stock of any Restricted Subsidiary to secure any present or future indebtedness for borrowed money without making, or causing such Restricted Subsidiary to make, effective provision whereby the Securities and any coupons appertaining thereto (together with, if the Guarantor shall so determine, any other indebtedness of the Guarantor or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities) shall be secured equally and ratably with (or, at the option of the Guarantor or such Restricted Subsidiary, prior to) such indebtedness for borrowed money, so long as such indebtedness for borrowed money shall be so secured; provided, however, that the above shall not apply to:

          (1) any Encumbrance subsisting on or prior to the date hereof;

          (2) any Encumbrance arising by operation of law and not securing amounts more than ninety (90) days overdue or otherwise being contested in good faith;

          (3) judgment Encumbrances not giving rise to an Event of Default;

          (4) any Encumbrance subsisting over a Principal Property, shares or stock of any Restricted Subsidiary (which becomes a Restricted Subsidiary after the date hereof) prior to the date of such Restricted Subsidiary becoming a Restricted Subsidiary, provided that such Encumbrance was not created in contemplation of such Restricted Subsidiary becoming a Restricted Subsidiary;

          (5) any Encumbrance over any Principal Property (or documents of title thereto), shares or stock of any Restricted Subsidiary acquired by the Guarantor or any Restricted Subsidiary as security for, or for indebtedness incurred to finance, all or part of the price of its acquisition, development, redevelopment, modification or improvement;

          (6) any Encumbrance over any Principal Property (or documents of title thereto), shares or stock of any Restricted Subsidiary which is acquired by the Guarantor or any Restricted Subsidiary subject to such Encumbrance;

          (7) any Encumbrance to secure indebtedness for borrowed money incurred in connection with a specifically identifiable project where the Encumbrance relates to a Principal Property involved in such project and acquired by the Guarantor or any Restricted Subsidiary after the date hereof and the recourse of the creditors in respect of such indebtedness is limited to such project and Principal Property;

          (8) any Encumbrance arising solely by operation of law over any credit balance or cash held in any account with a financial institution;

          (9) rights of financial institutions to offset credit balances in connection with the operation of cash management programs established for the benefit of the Guarantor and/or any Restricted Subsidiary;

          (10) any Encumbrance securing indebtedness of the Guarantor or any Restricted Subsidiary for borrowed money incurred in connection with the financing of accounts receivable;

          (11) any Encumbrance incurred or deposits made in the ordinary course of business, including, but not limited to, (a) any mechanics', materialmen's, carriers', workmen's, vendors' or other like Encumbrances,
     (b) any Encumbrances securing amounts in connection with workers' compensation, unemployment insurance and other types of social security, and (c) any easements, rights-of-way, restrictions and other similar charges;

          (12) any Encumbrance upon specific items of inventory or other goods and proceeds of the Guarantor or any Restricted Subsidiary securing the Guarantor's or any such Restricted Subsidiary's obligations in respect of bankers' acceptances issued or created for the account of such person to facilitate the purchase, shipment or storage of such inventory or other goods;

          (13) any Encumbrance incurred or deposits made securing the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, government contracts, performance and return-of-money bonds and other obligations of like nature incurred in the ordinary course of business;

          (14) any Encumbrance on any Principal Property of the Guarantor or any Restricted Subsidiary in favor of the Federal Government of the United States or the government of any

     State thereof, or the government of the United Kingdom, or the European Communities, or any instrumentality of any of them, securing the obligations of the Guarantor or any Restricted Subsidiary pursuant to any contract or payments owed to such entity pursuant to applicable laws, rules, regulations or statutes;

          (15) any Encumbrance securing taxes or assessments or other applicable governmental charges or levies;

          (16) any Encumbrance securing industrial revenue, development or similar bonds issued by or for the benefit of the Guarantor or any of its Restricted Subsidiaries, provided that such industrial revenue, development or similar bonds are non-recourse to the Guarantor or such Restricted Subsidiary;

          (17) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Encumbrance referred to in clauses (1) to (16), inclusive, for amounts not exceeding the principal amount of the borrowed money secured by the Encumbrance so extended, renewed or replaced, provided that such extension, renewal or replacement Encumbrance is limited to all or a part of the same Principal Property, shares or stock of the Restricted Subsidiary that secured the Encumbrance extended, renewed or replaced (plus improvements on such Principal Property); and

          (18) Encumbrances in favor of the Guarantor or any subsidiary of the Guarantor.

          Notwithstanding the foregoing, the Guarantor or any Restricted Subsidiary may create or permit to subsist Encumbrances over any Principal Property, shares or stock of any of the Restricted Subsidiaries so long as the aggregate amount of indebtedness for borrowed money secured by all such Encumbrances (excluding therefrom the amount of the indebtedness secured by Encumbrances set forth in clauses (1) through (18), inclusive, above) does not exceed 15% of the consolidated shareholders' equity of the Guarantor.

Section 1010.  Limitation on Sales and Leasebacks.

          So long as any of the Securities are Outstanding, the Guarantor shall not, and the Guarantor shall procure that no Restricted Subsidiary will, enter into any arrangement with any bank, insurance company or other lender or investor (not including the Guarantor or any Subsidiary), or to which any such lender or investor is a party, providing for the leasing by the Guarantor or a Restricted Subsidiary for a period, including renewals, in excess of three years of any Principal Property which has been owned by the Guarantor or a Restricted Subsidiary for more than six months and which has been or is to be sold or transferred by the Guarantor or any Restricted Subsidiary to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such Principal Property (herein referred to as a "sale and leaseback transaction") unless either:

          (1) the Guarantor or such Restricted Subsidiary could create indebtedness secured by an Encumbrance pursuant to Section 1009 on the Principal Property to be leased back in an amount equal to the indebtedness attributable to such sale and leaseback transaction without equally and ratably securing the Securities and any coupons appertaining thereto; or

          (2) the Guarantor, within one year after the sale or transfer shall have been made by the Guarantor or a Restricted Subsidiary, applies an amount equal to the greater of (i) the net proceeds of the sale of the Principal Property sold and leased back pursuant to such arrangement or
     (ii) the fair market value of the Principal Property so sold and leased back at the time of entering into such arrangement (as determined by any two Directors of the Guarantor) to (A) the retirement of indebtedness for money borrowed, incurred or assumed by the Guarantor or any Restricted Subsidiary which by its terms matures at, or is extendible or renewable at the option of the obligor to, a date more than twelve months after the date of incurring, assuming or guaranteeing such indebtedness or (B) investment in any Principal Property.

Section 1011.  Waiver of Certain Covenants.

          Except as otherwise specified as contemplated by Section 301 for Securities of such series, the Issuer and the Guarantor may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to
Section 301(21), 901(2) or 901(8) for the benefit of the Holders of Securities of such series or in either of Sections 1009 and 1010 or any term, provision or condition set forth in an indenture supplemental hereto, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES


Section 1101.  Applicability of Article.

          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1102.  Election to Redeem; Notice to Trustee.

          The election of the Issuer to redeem any Securities of any series or issuance shall be evidenced by a Board Resolution. In case of any redemption at the election of the Issuer of all or less than all the Securities of any series (including any such redemption affecting only a single Security), the Issuer shall, at least 60 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be reasonably satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture the Issuer shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 1103.  Selection by Trustee of Securities to Be Redeemed.

          If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of Securities of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination which shall not be less than the minimum authorized denomination for such Security. If less than all of the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence, and the Trustee shall promptly notify the Issuer in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amounts thereof to be redeemed.

          The provisions of the preceding paragraph shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104.  Notice of Redemption.

          Notice of redemption shall be given in the manner provided in Section 106 to each Holder of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

          All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price, plus accrued interest, if any,

          (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed and if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

          (4) that on the Redemption Date the Redemption Price, plus accrued interest, if any, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (5) the place or places where each such Security, together in the case of a Bearer Security with all coupons appertaining thereto, if any, maturing after the Redemption Date, is to be surrendered for payment of the Redemption Price, plus accrued interest, if any,

          (6) that the redemption is for a sinking fund, if such is the case,


          (7) the current conversion price and the date on which the right to convert such Securities or portions thereof will expire, and

          (8) the CUSIP number or numbers, if any, with respect to such Securities.

          A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

          Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer and shall be irrevocable.

Section 1105.  Deposit of Redemption Price.

          Prior to any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer or the Guarantor is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed (other than those theretofore surrendered for conversion) on that date.

Section 1106.  Securities Payable on Redemption Date.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Issuer at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that instalments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of coupons for such interest, and provided, further, that unless otherwise specified as contemplated by Section 301, instalments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Issuer, the Guarantor and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107.  Securities Redeemed in Part.

          Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, only in the case of Registered Securities, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

Section 1108.  Optional Redemption Due to Changes in Tax Treatment.

          Each series of Securities contained in one or more particular issues may be redeemed at the option of the Issuer or the Guarantor, in whole but not in part, at any time (except in the case of Securities that have a variable rate of interest, which may be redeemed on any Interest Payment Date) at a Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption (except in the case of Outstanding Original Issue Discount Securities which may be redeemed at the Redemption Price specified by the terms of such series of Securities) if, (a) as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority thereof or therein) in which the Issuer or the Guarantor is incorporated (or, in the case of a successor Person to the Issuer or the Guarantor, of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein) or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such jurisdiction or such political subdivision or taxing authority (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, execution or amendment becomes effective on or after the date specified for such series pursuant to the terms of the Security or Section 301(8) (or in the case of a successor Person to the Issuer or the Guarantor, the date on which such successor Person became such pursuant to Sections 801 and 802 or in the case of an assumption by the Guarantor or its Subsidiary of obligations of the Issuer under the Securities pursuant to Section 803, the date of such assumption) or (b) as a result of any delivery or of any requirement to deliver definitive Registered Securities (having used all reasonable efforts to avoid having to issue such definitive Registered Securities), (i) the Issuer or Guarantor (or such successor Person) is or would be required to pay additional amounts with respect to the Securities or the Guarantees, as the case may be, on the next succeeding Interest Payment Date as described in Section 208 or Section 1004 or (ii) the Guarantor or any Subsidiary of the Guarantor is or would be required to deduct or withhold tax on any payment to the Issuer to enable the Issuer to make any payment of principal, premium, if any, or interest and, in each case, the payment of such additional amounts in the case of (i) above or such deductions or withholding in the case of (ii) above cannot be avoided by the use of any reasonable measures available to the Issuer, the Guarantor or the Subsidiary. Prior to the giving of notice of redemption of such Securities pursuant to this Indenture, the Issuer or the Guarantor will deliver to the Trustee an Officers' Certificate, stating that the Issuer or the Guarantor is entitled to effect such redemption and setting forth in reasonable detail a statement of circumstances showing that the conditions precedent to the right of the Issuer or the Guarantor to redeem such Securities pursuant to this Section have been satisfied.

          Further, if, pursuant to Section 801(3)(a) of this Indenture, a Person into which the Issuer or the Guarantor is merged or to whom the Issuer or the Guarantor has conveyed, transferred or leased its properties or assets has been or would be required to pay any additional amounts as therein provided, each series of Securities may be redeemed at the option of such Person in whole, but not in part, at any time (except in the case of Securities that have a variable rate of interest, which may be redeemed on any Interest Payment Date), at a redemption price equal to the principal amount thereof plus accrued interest to the date fixed for redemption (except in the case of Outstanding Original Issue Discount Securities which may be redeemed at the Redemption Price specified by the terms of such series of Securities). Prior to the giving of notice of redemption of such Securities pursuant to this Indenture, such Person shall deliver to the Trustee an Officers' Certificate, stating that such Person is entitled to effect such redemption and setting forth in reasonable detail a statement of circumstances showing that the conditions precedent to the right of such Person to redeem such Securities pursuant to this Section have been satisfied.

                                 ARTICLE TWELVE
                                  SINKING FUNDS


Section 1201.  Applicability of Article.

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in
Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of such Securities.

Section 1202.  Satisfaction of Sinking Fund Payments with Securities.

          The Issuer (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and
(2) may apply as a credit Securities of a series which have been redeemed either at the election of the Issuer pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such Securities; provided that the Securities to be credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203.  Redemption of Securities for Sinking Fund.

          Not less than 60 days prior to each sinking fund payment date for any Securities, the Issuer will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 50 days prior to each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuer in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                                ARTICLE THIRTEEN
                        MEETINGS OF HOLDERS OF SECURITIES


Section 1301.  Purposes for Which Meetings May Be Called.

          If Securities of a series are issuable as Bearer Securities, a meeting of Holders of


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

Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

Section 1302.  Call, Notice and Place of Meetings.

          (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time the Issuer or the Guarantor, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Issuer, the Guarantor or the Holders of Securities of such series in the amount specified above, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

Section 1303.  Persons Entitled to Vote at Meetings.

          To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Issuer, the Guarantor and their respective counsel.

Section 1304.  Quorum; Action.

          The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1302(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

          Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not presented or represented at the meeting.

Section 1305.  Determination of Voting Rights; Conduct and Adjournment of
               Meetings.

          (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in
Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

          (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer, the Guarantor or by Holders of Securities as provided in Section 1302(b), in which case the Issuer, the Guarantor or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

          (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him: provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

          (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

Section 1306.  Counting Votes and Recording Action of Meetings.

          The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Issuer and the Guarantor, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                    * * * * *

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                              ____________________

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed on their respective behalves, all as of the day and year first above written.

                                        DIAGEO FINANCE B.V.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        DIAGEO PLC


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CITIBANK, N.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


Attest:


By:
    ------------------------------------
    Name:
    Title:

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


          On [o], 2003, before me personally came       , to me known, who,
being by me duly sworn, did depose and say that he is a            of Citibank,
N.A., one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by like authority.



                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

[NOTARIAL SEAL]